As filed with the Securities and Exchange Commission on April 29, 2011
Securities Act File No. 002-17226
Investment Company Act No. 811-0994

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933

Post-effective Amendment No. 86 ☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-effective Amendment No. 48 ☑

(Check appropriate box or boxes)

BURNHAM INVESTORS TRUST
1325 Avenue of the Americas
New York, New York 10019
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: (800) 874-FUND
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor
New York, New York 10019
(Name and Address of Agent for Service of Process)
Copies of Communications to:
Michael P. Malloy, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☑	on April 29, 2011 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of rule 485

MAY 1, 2011

Prospectus

THE BURNHAM FAMILY OF FUNDS	Burnham Fund BURHX (Class A) BURIX (Class B) BURJX (Class C) Burnham Financial Services Fund BURKX (Class A) BURMX (Class B) BURNX (Class C)	Burnham Financial Industries Fund BURFX (Class A) BURCX (Class C) Burnham U.S. Government Money Market Fund BUTXX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Where to Get More Information	back cover

Each of the Burnham funds has its own risk profile, so be sure to read this prospectus carefully before investing in any of the funds.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 41 of this prospectus and the “Purchase and Redemption of Shares” section on page 25 of the funds’ Statement of Additional Information (the “SAI”).

Fee Table

	Class A	Class B		Class C

Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A		N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	5.00%	[1]	1.00%
Maximum redemption fee (% of redemption proceeds)	2.00%	2.00%		2.00%
Annual Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%		0.60%
Distribution (12b-1) fees	0.25%	1.00%		1.00%
Other expenses	0.59%	0.59%		0.59%
Acquired fund fees and expenses[2]	0.03%	0.03%		0.03%

Total Annual Operating Expenses[2,3]	1.47%	2.22%		2.22%

Expense Recoupment[3]	0.07%	0.07%		0.07%

Total Annual Operating Expenses After Expense Recoupment[3]	1.54%	2.29%		2.29%

[1]	Declines over six years from 5.00% in the first year after purchase, to 1.00% in the sixth year and is eliminated thereafter.

[2]	The ratios of Annual Operating Expenses in this table do not match those found in the “Financial Highlights” section of this prospectus (the “Expense Ratios”) because the Expense Ratios reflect the current operating expenses of the fund and do not include ratios of acquired fund fees and expenses, which are expenses incurred indirectly by the fund as a result of its investment in other funds.

[3]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and reimburse certain other expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.59%, 2.34% and 2.34% of the average daily net assets attributable to Class A, Class B, and Class C shares, respectively. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser and/or distributor to a fund are subject to recoupment by the adviser and/or distributor within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not

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reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). This expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A	$649	$948	$1,269	$2,175
Class B	$732	$1,001	$1,396	$2,371
Class C	$332	$701	$1,196	$2,560

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years

Class A	$649	$948	$1,269	$2,175
Class B	$232	$701	$1,196	$2,371
Class C	$232	$701	$1,196	$2,560

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goals by investing in a diverse portfolio primarily consisting of common stocks.

The fund invests in large-capitalization stocks (i.e., companies with a capitalization generally of $11 billion or more, commonly known as “blue-chip”), which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns.

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In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	Potential for sustained operating and revenue growth

•	Product leadership and strong management teams that focus on enhancing shareholder value

•	Companies with histories of paying regular dividends

•	Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash or short- term debt instruments. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS
The principal risk of investing in the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – large-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each of the last ten calendar years. The returns in the chart do not include the effect of Class A shares’ front-

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end sales charges. These figures would be lower if they reflected such sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

Return for Class A Shares

Best Quarter: 14.17% in 2nd quarter of 2009
Worst Quarter: (20.20)% in 4th quarter of 2008

Average Annual Total Returns
The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A and Class B shares, and 1- and 5-year periods and since inception for Class C shares, compared to those of recognized U.S. common stock and bond indices. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses.

			10 years/
(For the following periods ended 12/31/2010)	1 year	5 years	Since Inception

CLASS A SHARES
Total Return Before Taxes	16.33%	3.24%	0.60%
Return After Taxes on Distributions[1]	16.24%	2.77%	(0.15)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.73%	2.71%	0.27%
CLASS B SHARES
Return Before Taxes	16.51%	3.17%	0.37%
CLASS C SHARES
(Inception date: April 30, 2004)
Return Before Taxes	20.60%	3.55%	4.50%
Standard & Poor’s 500 Index (reflects no deduction of fees, expenses or taxes)	15.06%	2.29%	1.41%
Morningstar Large Cap Blend Average (reflects no deduction of fees, expenses or taxes)	14.01%	1.98%	1.64%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

4  THE FUNDS

investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

ADVISER
The fund is advised by Burnham Asset Management Corp.

Portfolio Manager

Jon M. Burnham has had primary day-to-day responsibility for the fund’s portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chair of the Board and the Chair and Chief Executive Officer of the adviser and distributor.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 46 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 41 of this prospectus and the “Purchase and Redemption of Shares” section on page 25 of the funds’ Statement of Additional Information (“SAI”).

Fee Table

	Class A	Class B		Class C

Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A		N/A
Maximum deferred sales charge (load) (% of offering price or the amount you receive when you sell shares, whichever is less)	N/A	5.00%	[1]	1.00%
Maximum redemption fee (% of redemption proceeds)	2.00%	2.00%		2.00%
Annual Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%		0.75%
Distribution (12b-1) fees	0.25%	1.00%		1.00%
Other expenses	0.73%	0.73%		0.73%

Total Annual Operating Expenses[2]	1.73%	2.48%		2.48%

Expense Recoupment[2]	0.07%	0.07%		0.08%

Total Annual Operating Expenses After Expense Recoupment[2]	1.80%	2.55%		2.56%

[1]	Declines over six years from 5.00% in the first year after purchase, to 1.00% in the sixth year and is eliminated thereafter.

[2]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and to reimburse certain expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.80%, 2.55% and 2.55% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser and/or distributor to a fund are subject to recoupment by the adviser and/or distributor within three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise

6  THE FUNDS

terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A	$674	$1,024	$1,398	$2,444
Class B	$758	$1,079	$1,527	$2,637
Class C	$359	$780	$1,328	$2,822

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years

Class A	$674	$1,024	$1,398	$2,444
Class B	$258	$779	$1,327	$2,637
Class C	$259	$780	$1,328	$2,822

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 137% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in stocks of U.S. companies that are in the financial services sector. The fund may invest in companies of any size, but the fund invests primarily in financial services companies that have market capitalizations of less than $2.4 billion (unlike the Burnham Financial Industries Fund, which is also described in this prospectus and invests primarily in financial services companies without regard to market capitalization.) The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

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•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial services companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

Ordinarily, the fund’s portfolio will be invested primarily in common stocks.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – mid and small-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

•	Small- and Mid-Capitalization Companies Risk – Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Such companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

8  THE FUNDS

The bar chart shows the annual total returns of the fund’s Class A shares for each full calendar year since inception. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

Return for Class A Shares

Best Quarter: 20.49% in the 2nd quarter of 2009
Worst Quarter: (12.51)% in the 1st quarter of 2009

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Average Annual Total Returns
The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A and Class B shares, and over 1- and 5-year periods and since inception for Class C shares, compared to those of recognized U.S. common stock indices. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses.

			10 years/
(For the following periods ended 12/31/2010)	1 year	5 years	Since Inception

CLASS A SHARES
Total Return Before Taxes	(3.03)%	(0.22)%	9.15%
Return After Taxes on Distributions[1]	(3.11)%	(1.12)%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(1.88)%	(0.38)%	(7.15)%
CLASS B SHARES
Return Before Taxes	(3.69)%	(0.27)%	8.89%
CLASS C SHARES (Inception date: April 29, 2005) Return Before Taxes	0.30%	0.07%	1.64%
NASDAQ Bank Index (reflects no deduction of fees, expenses or taxes)	14.17%	(7.32)%	2.02%
Morningstar Financial Sector Average (reflects no deduction of fees, expenses or taxes)	11.13%	(4.65)%	1.39%

[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

ADVISER
The fund is advised by Burnham Asset Management Corp.

Subadviser
Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 1999. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham

10  THE FUNDS

Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 46 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Burnham Financial Industries Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 41 of this prospectus and the “Purchase and Redemption of Shares” section on page 25 of the funds’ Statement of Additional Information (the “SAI”).

Fee Table

		Class A		Class C

Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)		5.00%		N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)		N/A		1.00%
Maximum redemption fee (as a % of redemption proceeds)		2.00%		2.00%
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]		0.90%		0.90%
Distribution (12b-1) fees		0.30%		1.00%
Other expenses[2,3]
Short sale dividend and interest expenses[3]	0.47%		0.47%
Remainder other expenses[2]	0.63%		0.63%

Total other expenses[2,3]		1.10%		1.10%

Total Annual Operating Expenses		2.30%		3.00%

Expense Recoupment[2]		0.08%		0.08%

Total Annual Operating Expenses After Expense Recoupment[2]		2.38%		3.08%

[1]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. For more information, see “Management Fees.”

[2]	Burnham Asset Management Corp. (the “adviser”) has agreed to reimburse certain expenses to the extent required to reduce “Other expenses” to 0.65% of the average daily net assets attributable to Class A and Class C shares. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to a fund are subject to

12  THE FUNDS

recoupment by the adviser and/or distributor within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation. The expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

[3]	Short sale dividends and interest expenses on securities sold short are treated as an expense and increase the fund’s expense ratio, although no cash is received or paid by the fund. The amount of short sale dividends and interest expenses was 0.47% and 0.47% of the average net assets of Class A and Class C, respectively, for fiscal year 2010. Excluding such short sale dividends, “Other expenses” were 0.63% for Class A and 0.63% for Class C and “Net annual operating expenses” were 1.91% for Class A and 2.61% for Class C. Short sale dividend expenses and interest expenses will vary and may be either greater than or less than the amount disclosed.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual return and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A	$729	$1,190	$1,676	$3,010
Class C	$411	$935	$1,584	$3,323

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years

Class A	$729	$1,190	$1,676	$3,010
Class C	$311	$935	$1,584	$3,323

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector (unlike the Burnham Financial Services Fund, which is also described in this prospectus and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion.) The fund invests primarily in financial service companies without regard to market capitalization. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

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•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

The fund may invest in companies of all sizes of market capitalization.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

14  THE FUNDS

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.

•	Covered Call Options Risk – Investments in covered call options involve certain risks. These risks include limited gains and lack of liquidity of the underlying stock.

•	Covered Put Options Risk – Investments in covered put options involve certain risks. These risks include the risk of loss if fair value of the underlying securities declines and limited gains.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.

•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

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PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each full calendar year since inception. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

Return for Class A Shares

Best Quarter: 20.67% in the 2nd quarter of 2009
Worst Quarter: (9.36)% in the 2nd quarter of 2010

16  THE FUNDS

Average Annual Total Returns
The table presents the fund’s average annual returns for 1- and 5-year periods and since inception for each share class compared to those of recognized U.S. common stock indices. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses.

			Since Inception
(For the Following Periods Ended 12/31/2010)	1 year	5 years	(April 30, 2004)

CLASS A SHARES
Total Return Before Taxes	(2.71)%	6.49%	8.18%
Return After Taxes on Distributions[1]	(2.88)%	4.83%	6.61%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(1.56)%	4.79%	6.63%
CLASS C SHARES
Return Before Taxes	0.69%	6.84%	8.26%
The KBW Bank Index (reflects no deduction of fees, expenses or taxes)	23.36%	(10.23)%	(5.83)%
Morningstar Financial Sector Average (reflects no deduction of fees, expenses or taxes)	11.13%	(4.65)%	0.97%

[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C shares will vary.

ADVISER
The fund is advised by Burnham Asset Management Corp.

Subadviser
Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature

THE FUNDS  17

guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 46 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18  THE FUNDS

Burnham U.S. Government Money Market Fund

INVESTMENT OBJECTIVE: The fund’s goal is maximum current income that is consistent with maintaining liquidity and preserving capital.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund.

Fee Table

Shareholder Fees (paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management fees	0.40%
Distribution (12b-1) fees	N/A
Other expenses	0.35%

Total Annual Fund Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Because actual return and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$77	$240	$417	$930

PRINCIPAL STRATEGIES
The fund seeks to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities. The fund’s other investments may consist of repurchase agreements collateralized by non-U.S. Government securities. Each security will have a remaining maturity of 13 months or less. The fund’s dollar-weighted average maturity will not exceed 60 days and its dollar-weighted average portfolio life will not exceed 120 days. Its yield will go up and down with changes in short-term interest rates.

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the relative safety of money market funds compared to other types of funds, money market funds typically offer the lowest return of any type of mutual

THE FUNDS  19

fund. The fund’s current yield reflects the relationship between the fund’s current level of annual income and its price on a particular day.

Types of money market securities include U.S. Treasury securities, U.S. Government agency and other obligations, and repurchase agreements.

PRINCIPAL RISKS
The principal risk of investing in the fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

It is important to note that although the fund invests primarily in U.S. Government securities, the fund’s share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. These issuers include the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Association (“Freddie Mac”), and the Federal Home Loan Banks (“FHLBS”). The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

The fund’s investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

20  THE FUNDS

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund for each full calendar year since inception. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

Return for Burnham U.S. Government Money Market Fund*

Best Quarter: 1.42% in the 3rd quarter of 2000
Worst Quarter: 0.00% in the 4th quarter of 2010

If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-874-3863 (toll free).

Average Annual Total Returns*
The table presents the fund’s average annual returns over 1-, 5- and 10-year periods. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.

(For the following periods ended 12/31/2010)	1 year	5 years	10 years

Burnham U.S. Government Money Market Fund	0.00%	1.93%	1.73%

*	Prior to February 16, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund. The fund previously invested at least 80% of its assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government.

ADVISER
The fund is advised by Burnham Asset Management Corp.

Subadviser
Reich & Tang Asset Management, LLC is the subadviser.

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Portfolio Manager
Seth Frimere has had primary day-to-day responsibility for the fund’s portfolio since 2007. Mr. Frimere is a Vice-President of Reich & Tang Asset Management, LLC.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 46 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

22  THE FUNDS

Additional Information

The Burnham
Family of Funds

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share Burnham’s fundamental philosophy of prudent investment and risk management.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such an offer.

Class B shares of each fund are not currently being offered to investors. Current holders of Class B shares of the Burnham Fund and the Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their fund.

THE FUNDS  23

Investment Objectives, Principal Investment Strategies and Risks of Each Fund

Information relating to the funds in this section is in addition to the information included in the Summary section for each fund.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance, meaning that it is a secondary goal. The fund’s objective is fundamental and may not be changed without shareholder approval.

Is the Burnham Fund for You?
Burnham Fund is best suited for investors who:

•	Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

•	Seek capital growth with a focus on risk management

•	Are investing for the long-term

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Are not investing for the long-term

How the Fund Selects Securities
In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

• Consumer Discretionary	• Consumer Staples
• Energy	• Financial Services
• Industrials	• Information Technology
• Materials

The fund may emphasize different sectors in the future.

In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	potential for sustained operating and revenue growth

•	product leadership and strong management teams that focus on enhancing shareholder value

•	companies with histories of paying regular dividends

•	securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

24  THE FUNDS

Although the fund typically favors large-capitalization stocks (commonly known as “blue-chip”) companies, it will consider opportunities in small- and medium-capitalization companies that meet its selection criteria.

PRINCIPAL INVESTMENT STRATEGIES
Ordinarily, the fund’s portfolio will be invested primarily in common stocks.

The fund invests in “blue-chip” stocks, which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies. The fund considers a stock to be a large-capitalization stock if its total market capitalization (i.e., the value of all of its outstanding shares) is $11 billion or more.

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash or short-term debt instruments. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS
The principal risk of investing in the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – large-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

THE FUNDS  25

Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

Is the Financial Services Fund for You?
Burnham Financial Services Fund is best suited for investors who:

•	Are investing for the long-term

•	Believe that the financial services sector offers attractive long-term growth opportunities

•	Wish to increase their exposure to small- and medium-capitalization companies within the financial services sector

•	Seek potential for more capital growth than might be achieved in a sector-diversified fund

•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Do not wish to invest in a concentrated portfolio of financial services companies

•	Are not investing for the long-term

How the Fund Selects Securities
In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management

•	Attractive business niches

•	Sound financial and accounting practices

•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances

•	Temporarily distressed

•	Poised for a merger or acquisition

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in stocks of U.S. companies that are in the financial services sector. The fund may invest in companies of any size, but the fund invests primarily in financial services companies that have market capitalizations of less than $2.4 billion (unlike the Burnham Financial Industries Fund, which is also described in this prospectus and invests primarily in financial services companies without regard to market capitalization.) Accordingly, the average market capitalization of the fund’s portfolio is expected to be lower than the average market capitalization of the Burnham Financial Industries Fund’s portfolio. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

26  THE FUNDS

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial services companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

Ordinarily, the fund’s portfolio will be invested primarily in common stocks. The fund also usually maintains a small percentage of its assets in cash reserves.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – mid and small-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•	Small- and Mid-Capitalization Companies Risk – The fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded

THE FUNDS  27

daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

WHY INVEST IN COMPANIES
IN THE FINANCIAL SERVICES SECTOR?
SIZE OF SECTOR
The adviser believes that the financial services sector is broad enough to attract value in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEMOGRAPHICS
The largest consumers of financial services tend to be those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years, leading to greater demand for financial products.

CONSOLIDATION
The adviser believes that current economic conditions will dictate a significant wave of consolidation in the financial services sector. Strongly capitalized buyers will be able to add to shareholder value by targeting companies with distressed valuations.

CASH FLOW
Many financial services companies generate steady free cash flows that can be used to increase shareholder value through share repurchase programs, acquisitions and dividends.

SPECIALIZATION
Financial service providers are “unbundling” financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

28  THE FUNDS

Burnham Financial Industries Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.

Is the Financial Industries Fund for You?
Burnham Financial Industries Fund is best suited for investors who:

•	Are investing for the long-term

•	Believe that the financial services sector offers attractive long-term growth opportunities

•	Wish to increase their exposure to the financial services sector

•	Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Do not wish to invest in a concentrated portfolio of financial services companies

•	Are not investing for the long-term

How the Fund Selects Securities
In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management

•	Attractive business niches

•	Sound financial and accounting practices

•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances

•	Temporarily distressed

•	Poised for a merger or acquisition

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. The fund invests primarily in financial service companies without regard to market capitalization (unlike the Burnham Financial Services Fund, which is also described in this prospectus and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion.) Accordingly, the average market capitalization of the fund’s portfolio is expected to be higher than the average market capitalization of the Burnham Financial Services Fund’s portfolio. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

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•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (‘‘Fannie Mae’’) or the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

The fund may invest in companies of all sizes of market capitalization.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

The portfolio manager constructs the fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund’s portfolio on a stock-by-stock basis. In addition to its own fundamental research, the adviser relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio advisers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and a bottom-up analysis, the adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the adviser constructs the fund’s portfolio, there may be times when the fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives

30  THE FUNDS

in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in written covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain collateral daily in a segregated account, as required by law. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. The fund is also required to repay the lender the dividends or interests that accrue on the stock during the period of the loan. Selling short may be used to hedge the fund’s long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the adviser’s research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

CALL OPTIONS
The Fund Collects a Premium.
For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or “premium” to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities’ price.

If the Option is Exercised.
The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

If the Option Expires.
If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium. The fund may continue to hold the underlying security or may sell the position.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

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Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•	Derivative Instruments Risk – The fund’s ability to utilize derivatives successfully will depend on the adviser’s ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser’s view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund’s investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.

•	Covered Call Options Risk – Investments in covered call options involve certain risks. These risks include:

•	Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

•	Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

•	Covered Put Options Risk – Investments in covered put options involve certain risks. These risks include:

•	Limited Gains. By selling a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.

32  THE FUNDS

•	Lack of Liquidity for the option. By buying a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

•	Non-diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments. Because the fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the fund than if the fund’s investments were more widely distributed.

•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

•	Portfolio Turnover Risk – The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.

•	Tax Consequences to Writing Covered Call Options Risk – The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

THE FUNDS  33

Burnham U.S. Government Money Market Fund

INVESTMENT OBJECTIVE: The fund’s objective is maximum current income that is consistent with maintaining liquidity and preserving capital. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.

Is the U.S. Government Money Market Fund for You?
Burnham U.S. Government Money Market Fund is best suited for investors who:

•	Seek maximum preservation of capital, liquidity and the highest possible current income

•	Are seeking stability and accessibility for investment

•	Are investing for the short term

•	Are seeking the highest possible credit risk protection on investments

How the Fund Selects Securities
In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

• Interest rate sensitivity	• Yield
• Price

An investment committee meets weekly to determine the fund’s portfolio strategy based on interest rates, availability of cash and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund’s guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds.

PRINCIPAL STRATEGIES
The fund seeks to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. Each security will have a remaining maturity of 13 months or less. The fund’s dollar-weighted average maturity will not exceed 60 days and its dollar-weighted average portfolio life will not exceed 120 days. Its yield will go up and down with changes in short-term interest rates.

Definition of a Money Market Fund
A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

Money Market Fund Yield
The fund’s current yield reflects the relationship between the fund’s current level of annual income and its price on a particular day.

34  THE FUNDS

Types of Money Market Securities
U.S. Treasury Securities – Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the full faith and credit of the U.S. Government.

U.S. Government Agency And Other Obligations – “U.S. Government securities” are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed and other asset-backed securities.

Repurchase Agreements – Contracts, usually involving U.S. Government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PRINCIPAL RISKS
The principal risk of investing in the fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

It is important to note that although the fund invests primarily in U.S. Government securities, the fund’s share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. These issuers include the Federal National Mortgage Association (‘‘Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Federal Home Loan Banks. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

The fund’s investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund may invest in senior unsecured debt of banks, thrifts, and certain holding companies that are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program. The FDIC’s guarantee under the Temporary Liquidity Guarantee Program will expire on the

THE FUNDS  35

earlier of: (i) maturity of such security, or (ii) June 30, 2012. Although these investments are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States, such guarantee does not extend to shares of the fund itself. The fund’s investments in debt issued by private issuers that is guaranteed under the FDIC’s Temporary Liquidity Guarantee Program are subject to certain risks, including, the risk that a trustee appointed by the private issuer of the debt fails to follow the specified FDIC claims process, and therefore the holders of such debt, including the fund, may be deprived of all rights and remedies with respect to the FDIC guarantee claim. In addition, the fund is subject to the risk that the payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt. Because there is no track record for securities guaranteed under the Temporary Liquidity Guarantee Program, it is uncertain how such securities will trade in relation to U.S. Government securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The Temporary Liquidity Guarantee Program is a new program that is subject to change. These risks could adversely affect the value of these securities.

The fund is managed as a money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). As a result, the fund is subject to Rule 2a-7 requirements regarding diversification, credit quality and portfolio liquidity. Generally, those requirements include, among other things, the following:

•	The fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of a single issuer.

•	The fund’s investments must present minimal credit risk and generally be First Tier Securities as defined under Rule 2a-7.

•	The fund is required to maintain a sufficient degree of liquidity necessary to meeting reasonably foreseeable redemption requests.

UNDERSTANDING FUND FEES AND EXPENSES
SHAREHOLDER FEES
The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE
An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE
The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE
A fee imposed when shares are redeemed during the first few years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.

36  THE FUNDS

SHORT-TERM REDEMPTION FEE
A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

FUND EXPENSES
The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES
Fees paid to the adviser for the supervision of the fund’s investment program.

DISTRIBUTION (RULE 12b-1) FEES
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for each fund (other than the Burnham U.S. Government Money Market Fund), current as of month-end, is available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the funds file a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. In order to comply with amendments to Rule 2a-7 of the 1940 Act, information concerning Burnham U.S. Government Money Market Fund’s portfolio holdings will be posted on the Trust’s website five business days after the end of the month and will remain posted on the website for six months thereafter. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

THE INVESTMENT ADVISER
The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.

With respect to the Burnham Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of

THE FUNDS  37

subadvisers. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of each fund. In return for these services, the adviser receives a fee from each fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

The Subadvisers

Mendon
Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the fund’s subadviser since its inception in 2004.

Reich & Tang Asset Management, LLC
Reich & Tang Asset Management, LLC is a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

The advisory fees (after contractual waivers) paid by the Funds as a percentage of the net assets for the fiscal year ended December 31, 2010 were as follows:

Actual Advisory
	Advisory Fee Rate for	Fee Rate for
	Fiscal Year Ended	Fiscal Year Ended
FEE AS A % OF AVERAGE DAILY NAV	12/31/10	12/31/10

Burnham Fund	0.60%[1]	0.60%[1]

Burnham Financial Services Fund	0.75%[1]	0.75%[1]

Burnham Financial Industries Fund	0.90%[1,2]	0.90%[1,2]

Burnham U.S. Government Money Market Fund	0.40%[3]	0.40%[3]

[1]	The adviser has contractually agreed to waive all or a portion of its management fee, with respect to the Burnham Fund and the Burnham Financial Services Fund, which may reduce the adviser’s fees. In addition, the adviser has contractually agreed to reimburse certain expenses with respect to the Burnham Financial Industries Fund, to the extent required to reduce “total annual operating expenses” or “other expenses,” as the case may be for the applicable fund, to specified levels as described earlier in this prospectus.

[2]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the fund as compared to the KBW Bank Index.

[3]	The adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Burnham U.S. Government Money Market Fund. The amount of any waived fees is subject to recoupment by the adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund. The Burnham U.S. Government Money Market Fund’s total return and yield would be lower in the absence of any such waiver.

38  THE FUNDS

A discussion regarding the basis for the Board’s approval of the funds’ investment advisory and subadvisory agreements is available in the funds’ semi-annual report to shareholders for the semi-annual period ended June 30, 2010.

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of the Burnham Financial Services Fund must initially grant such responsibility to the adviser. In 2005, shareholders of the Burnham Fund and the Burnham U.S. Government Money Market Fund granted such responsibility to the adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund. More information regarding the adviser, aggregate fees paid to the adviser and subadvisers for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.

Portfolio Management
Information regarding each fund’s portfolio manager, the portfolio manager’s title and length of service can be found in each respective fund’s summary above. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of securities in the fund.

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Your Account

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors – including tax liability, sales charges, and transaction volume – that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES
Each fund (other than the Burnham U.S. Government Money Market Fund) has adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The distributor and/or the adviser may (and currently do) pay significant amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services. The distributor and/or the adviser may make these payments from its distribution fee or management fee revenue, past profits or other resources. The SAI contains further details about these payments. Please speak with your investment professional to learn more about any payments his or her firm may receive from the distributor or the adviser, as well as fees and/or commissions the intermediary charges.

You should also consult disclosures made by your investment professional at the time of purchase. If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another. To ensure that quality services are provided to existing investors, no changes were made to distribution and service fees paid by Class B shares of the Burnham Fund and the Burnham Financial Services Fund.

40  YOUR ACCOUNT

Choosing a Share Class

Why different share classes?
By offering different share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

Shares of the Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge, and are not subject to any Rule 12b-1 distribution or service fees. The Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Industries Fund offer shares in Class A and Class C. Class B shares of the Burnham Fund and the Burnham Financial Services Fund are no longer offered.

Class A Sales Charges

•	The front-end sales charge decreases with the amount you invest and is included in the offering price. See schedule of breakpoints below.

•	Rule 12b-1 fee of 0.25% annually of average NAV for the Burnham Fund and the Burnham Financial Services Fund.

•	Rule 12b-1 fee of 0.30% annually of average NAV for the Burnham Financial Industries Fund.

	Sales charge
Amount invested	% offering price	% NAV

less than $50,000	5.00%	5.26%

$50,000-$99,999	4.50%	4.71%

$100,000-$249,999	4.00%	4.17%

$250,000-$499,999	3.00%	3.09%

$500,000-$999,999	2.00%	2.04%

$1,000,000 and above	— *	— *

*	PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES). The following contingent deferred sales charge (“CDSC”) will be imposed on investments over $1 million if shares are redeemed within two years after purchase. The charge is calculated from the NAV at the time of purchase or redemption, whichever is lower.

Purchase-to-sale period CDSC

Year 1	1.00%
Year 2	0.50%

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Class B Deferred Sales Charge

•	The CDSC decreases with the amount of time you hold your shares. See schedule below.

•	Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.

•	Maximum purchase $50,000.

Purchase-to-sale period	CDSC

1 Year or less	5.00%
Year 2	4.00%
Years 3 and 4	3.00%
Year 5	2.00%
Year 6	1.00%
Over 6 years	—

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment

•	Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A shares.

Class C Deferred Sales Charge

•	CDSC of 1.00% for a purchase to redemption period of less than one year. No sales charge thereafter.

•	Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.

•	Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment

•	Were acquired through reinvestment of dividends or distributions

•	Class C shares do not convert to any other class of shares

SALES CHARGE WAIVERS
Under certain conditions, the following investors can buy Class A shares without a sales charge:

•	Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998

•	Officers, directors, trustees, employees of the adviser, the fund’s distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people

•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000 in plan assets

•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans

•	Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees

•	Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust

•	Individuals investing distributions from tax-deferred savings and retirement plans

•	All retirement plan transfer of assets established directly with the Trust utilizing PFPC Trust Company as the plan’s custodian (PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company, effective July 1, 2011)

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CDSC charges will be waived on redemptions of Class B and Class C shares in connection with:

•	Distributions from certain employee tax-qualified benefit plans

•	Any shareholder’s death or disability

•	Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

Information with respect to sales charges is available on the Trust’s website at www.burnhamfunds.com.

Class C shares may not be suitable for investors that anticipate withdrawing more than 10% of the account’s original value per annum.

WAYS TO REDUCE SALES CHARGES
Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.

Combined purchase
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Right of accumulation
If you, your spouse or any children under the age of 21 already hold shares of any fund, the sales charge rate on additional purchases of Class A shares can be based on your total aggregate shares. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Letter of intent
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Please note:
You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges at the time of each purchase. Additional information concerning sales charges is available in the SAI.

Short-term redemption fee
Each fund (other than the Burnham U.S. Government Money Market Fund) charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

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The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;

•	Shares of a fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and

•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

•	Any shareholder’s death or disability;

•	Minimum required distributions from retirement accounts;

•	Return of excess contributions in retirement accounts; and

•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The Trust will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

Calculation of net asset value
Each fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, a fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may

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exist in certain circumstances, such as when trading in a portfolio security held by a fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

The Burnham U.S. Government Money Market Fund values the securities in its portfolio using amortized cost, which approximates fair market value, in accordance with a rule of the Commission.

Important information about opening a new account with the Burnham Funds
In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

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How to Buy Shares

Minimum Purchase Amount	Initial purchase	Subsequent purchases

Individual retirement and minor custodial accounts	$100	$50

Automatic investment program	$100	$50

All other accounts and programs	$2,500	$500

These amounts may be waived or changed at the Trust’s discretion.

Method		Procedure

Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.
	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.
	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

Federal Funds Wire	Subsequent purchase	This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below. Please contact the transfer agent at 1-800-462-2392 for wire instructions.

Automatic Investment Program		You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. Your investment may come from your bank account or from your balance in the Burnham U.S. Government Money Market Fund.
You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

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Method	Procedure

Authorized Broker/Dealer or Investment Professional	Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Call shareholder
Send regular mail to:	Send overnight mail to:	Service Agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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How to Exchange and Redeem Shares

Method	Procedure

By Mail	Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:
•   the fund
•   account number
• the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)

By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

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Method	Procedure

Systematic Withdrawal Plans	If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire	Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By Exchange	Read this prospectus before making an exchange. Class A shares of different Burnham funds have different Rule 12b-1 fees. You will pay more in ongoing Rule 12b-1 expenses if you exchange Class A shares out of the Burnham Fund or Burnham Financial Services Fund and into Burnham Financial Industries Fund. Burnham U.S. Government Money Market Fund does not charge Rule 12b-1 fees. Call Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Call Shareholder
Send regular mail to:	Send overnight mail to:	Service Agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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Transaction Policies

Paying for shares
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

Third party checks
Third party checks will not be accepted.

Federal funds wires
A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions
The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Check writing for Burnham U.S. Government Money Market Fund
You must have a Burnham U.S. Government Money Market Fund account before adding this service. Call 1-800-462-2392 to request an application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham U.S. Government Money Market Fund account by writing a check.

Regular investing and dollar-cost averaging
Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other policies
Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares

•	Reject any exchange or investment order

•	Change, suspend or revoke exchange privileges

•	Suspend the telephone order privilege without advance notice to shareholders

•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

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•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

Redeeming Shares
You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed

•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

The Burnham U.S. Government Money Market Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate its orderly liquidation in accordance with Rule 22e-3 of the 1940 Act if: (i) the Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, determines that the extent of deviation between the Burnham U.S. Government Money Market Fund’s amortized cost price per share and its current NAV calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Burnham U.S. Government Money Market Fund’s Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, irrevocably has approved the liquidation of the Burnham U.S. Government Money Market Fund.

What is a medallion signature guarantee?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares

•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

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Exchange Privilege
Exchanges of shares have the same tax consequences as redemptions. The Trust’s general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class and for shares of the Burnham U.S. Government Money Market Fund without paying additional sales charges. Special tax rules may apply. See the “Taxes” section of the Trust’s SAI. Exchanges of shares of the Burnham U.S. Government Money Market Fund for Class A shares of another Burnham fund may be subject to sales charges (unless you have already paid a sales charge with respect to your investment being exchanged). Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the applicable fund.

The funds may restrict or cancel the exchange privilege of any person that, in the opinion of the funds, is using market timing strategies.

Excessive Trading Policy
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.

Two types of transactions are exempt from this policy: (1) trades solely in the Burnham U.S. Government Money Market Fund (exchanges between the Burnham U.S. Government Money Market Fund and any other fund are not exempt); and (2) certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below.

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In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

Small Account Balances
The Trust reserves the right to close your account if your balance falls below $1,000. This minimum does not apply to accounts that are not subject to a minimum investment requirement of $1,000. A fund may assess a fee of $20 annually for accounts that do not meet this minimum amount.

Escheatment of Shares to States
If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state.

Reinstatement Privilege (Class A Shares)
A shareholder of Class A, Class B or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A, Class B or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.

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The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a fund to his or her IRA or other tax-qualified retirement plan account.

Systematic Withdrawal Plan
A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV (for Class A shares) or less the appropriate CDSC (for Class B or Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents
With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

Tax Considerations and Distributions

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

•	Receive all distributions in cash or

•	Reinvest capital gains distributions but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

If you invest in a fund through a tax-deferred account, such as an IRA, you will not be subject to tax or dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account.

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Type of Distribution	Declared & Paid	Federal Tax Status

Dividends from net investment income
Burnham Fund	annually	ordinary income or qualified dividend income
Burnham Financial Services Fund	annually	ordinary income or qualified dividend income
Burnham Financial Industries Fund	annually	ordinary income or qualified dividend income
Burnham U.S. Government Money Market Fund	declared daily and paid monthly	ordinary income

Short-term capital gains
(all funds)	annually	ordinary income

Long-term capital gains
(all funds)	annually	long-term capital gain

Dividends from net investment income of all funds, other than the Burnham U.S. Government Money Market Fund, are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends from net investment income of the Burnham U.S. Government Money Market Fund are taxable as ordinary income and are not expected to qualify for treatment as qualified dividend income.

Distributions from the Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Industries Fund are expected to be primarily from capital gains. Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income.

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

Each fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution
The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted

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from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding
When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require a fund to backup withhold even when an appropriate number has been provided by a shareholder.

Retirement Plans
We offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.

ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAs). Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

56  YOUR ACCOUNT

THIS PAGE IS INTENTIONALLY LEFT BLANK.

Financial Highlights

These Financial Highlights tables are intended to help you understand each fund’s financial performance over the past five years or for the life of the fund reporting period. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming

		Income from investment operations			Less distributions
			Net realized				Distributions
			and unrealized				from capital
	Net asset	Net	gain (loss)		Dividends	Distributions	gains (from
	value	investment	on securities	Total from	(from net	from	securities
	beginning	income	and	investment	investment	return of	and options	Total
	of period	(loss)[b]	options	operations	income)	capital	transactions)	Distributions

Burnham Fund
CLASS A SHARES
12/31/10	$23.56	$0.05	$5.24	$5.29	$(0.15)	$—	$—	$(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
12/31/06	26.97	0.18	2.02	2.20	(0.15)	—	(2.13)	(2.28)
CLASS B SHARES
12/31/10	$23.48	$(0.08)	$5.14	$5.06	$—	$—	$—	$—
12/31/09	18.03	(0.05)	5.50	5.45	—	—	—	—
12/31/08	29.90	(0.12)	(11.48)	(11.60)	—	—	(0.27)	(0.27)
12/31/07	27.10	0.01	3.90	3.91	—	—	(1.11)	(1.11)
12/31/06	27.23	(0.03)	2.03	2.00	—	—	(2.13)	(2.13)
CLASS C SHARES
12/31/10	$23.02	$(0.16)	$5.13	$4.97	$(0.19)	$—	$—	$(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)
12/31/06	26.75	(0.05)	2.02	1.97	—	—	(2.13)	(2.13)

Burnham Financial Services Fund
CLASS A SHARES
12/31/10	$16.95	$0.01	$0.34	$0.35	$(0.09)	$—	$—	$(0.09)
12/31/09	14.39	0.25	2.46 [f]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
12/31/06	21.15	0.17	3.42	3.59	(0.17)	—	(2.01)	(2.18)
CLASS B SHARES
12/31/10	$16.08	$(0.12)	$0.33	$0.21	$—	$—	$—	$—
12/31/09	13.67	0.13	$2.33 [f]	2.46	(0.05)	—	—	(0.05)
12/31/08	16.84	0.28	(2.90)	(2.62)	(0.35)	(0.06)	(0.14)	(0.55)
12/31/07	21.61	(0.03)	(3.14)	(3.17)	—	—	(1.60)	(1.60)
12/31/06	20.35	0.00 [c]	3.27	3.27	—	—	(2.01)	(2.01)
CLASS C SHARES
12/31/10	$16.66	$(0.10)	$0.31	$0.21	$(0.08)	$—	$—	$(0.08)
12/31/09	$14.18	$0.14	$2.41 [f]	$2.55	$(0.07)	$—	$—	$(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)
12/31/06	21.05	(0.02)	3.42	3.40	(0.08)	—	(2.01)	(2.09)

58  FINANCIAL HIGHLIGHTS

Financial Highlights

reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request.

				Ratios to average net assets %
				Ratio	Ratio
				of total	of total	Ratio
			Net assets,	expenses	expenses	of net
	Net asset		end of	after	before	investment	Portfolio
Redemption	value end	Total	period	reimbursement /	reimbursement /	income	Turnover
fee[b]	of period	return %	(in $000’s)	recovery	recovery	(loss)	Rate %

$0.00	$28.70	22.45	$80,940	1.51	1.44	0.22	58
0.00	23.56	31.11	70,019	1.53	1.52	0.32	48
0.00	17.95	(38.30)	57,740	1.39	1.44	0.23	45
0.00	29.84	15.31	103,876	1.39	1.38	0.28	62
0.00	26.89	8.11	99,031	1.39	1.41	0.65	79

$0.00	$28.54	21.51	$131	2.26	2.19	(0.34)	58
0.00	23.48	30.08	267	2.27	2.27	(0.28)	48
0.00	18.03	(38.74)	386	2.14	2.19	(0.47)	45
0.00	29.90	14.40	1,446	2.14	2.13	0.04	62
0.00	27.10	7.34	1,951	2.14	2.16	(0.10)	79

$0.00	$27.80	21.60	$459	2.26	2.19	(0.62)	58
0.00	23.02	30.13	92	2.28	2.26	(0.44)	48
0.00	17.68	(38.75)	19	2.14	2.19	(0.51)	45
0.00	29.32	14.46	77	2.14	2.13	0.35	62
0.00	26.59	7.32	6	2.14	2.16	(0.18)	79

$0.00	$17.21	2.07	$44,248	1.80	1.73	0.05	137
0.00	16.95	18.90	42,447	1.75	1.85	1.66	181
0.00	14.39	(14.78)	38,099	1.60	1.85	2.65	190
0.00	17.70	(13.96)	58,878	1.60	1.64	0.58	138
0.00	22.56	17.02	127,139	1.57	1.57	0.74	126

$0.00	$16.29	1.31	$6,963	2.55	2.48	(0.72)	137
0.00	16.08	17.99	9,345	2.49	2.60	0.94	181
0.00	13.67	(15.46)	9,469	2.35	2.60	1.86	190
0.00	16.84	(14.57)	14,953	2.35	2.39	(0.16)	138
0.00	21.61	16.15	26,930	2.32	2.32	0.00	126

$0.00	$16.79	1.30	$3,468	2.56	2.48	(0.62)	137
0.00	16.66	18.12	1,348	2.50	2.59	0.96	181
0.00	14.18	(15.45)	921	2.35	2.60	2.88	190
0.00	17.47	(14.58)	460	2.35	2.39	(0.15)	138
0.00	22.36	16.15	632	2.32	2.32	(0.11)	126

FINANCIAL HIGHLIGHTS  59

Financial Highlights

		Income from investment operations			Less distributions
			Net				Distributions
			realized				from
	Net asset		and			Distri-	capital gains
	value,	Net	unrealized		Dividends	butions	(from			Net asset
	beginning	investment	gain (loss)	Total from	from net	from	securities			value,
	of	income	on securities	investment	investment	return	and options	Total	Redemption	end of
	period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions	fee[b]	period

Burnham Financial Industries Fund
CLASS A SHARES
12/31/10	$11.77	$0.01	$0.27	$0.28	$(0.03)	$—	$(0.10)	$(0.13)	$0.00	$11.92
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)	0.00	11.77
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)	0.00	9.00
12/31/07	12.41	0.16	(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)	0.00	10.32
12/31/06	11.52	0.10	1.84	1.93	(0.11)	—	(0.93)	(1.04)	0.00	12.41
CLASS C SHARES
12/31/10	$11.58	$(0.08)	$0.27	$0.19	$—	$—	$(0.10)	$(0.10)	$0.00	$11.67
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)	0.00	11.58
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)	0.00	8.92
12/31/07	12.33	0.07	(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)	0.00	10.25
12/31/06	11.44	0.01	1.84	1.85	(0.03)	—	(0.93)	(0.96)	0.00	12.33

Burnham U.S. Government Money Market Fund
CLASS A SHARES
12/31/10	$1.00	$—	$—	$—	$—	$—	$—	$—	$—	$1.00
12/31/09	1.00	0.000 [c]	—	0.000 [c]	(0.000)[c]	—	—	(0.000)[c]	—	1.00
12/31/08	1.00	0.012	—	0.012	(0.012)	—	—	(0.012)	—	1.00
12/31/07	1.00	0.043	—	0.043	(0.043)	—	—	(0.043)	—	1.00
12/31/06	1.00	0.042	—	0.042	(0.042)	—	—	(0.042)	—	1.00

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
b	Per shares values have been calculated using the average share method.
c	Less than $0.001 per share.
d	Annualized.
e	Commenced operations on December 16, 2009.
f	The Adviser reimbursed the Burnham Financial Services Fund for a loss on a transaction not meeting the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.

60  FINANCIAL HIGHLIGHTS

Financial Highlights

			Ratios to average net assets %
				Ratio of total	Ratio of total		Ratio of
		Ratio of	Ratio of	expenses after	expenses before		net investment
	Net	total	total	reimbursement	reimbursement /		income
	assets,	expenses	expenses	/ recovery and	recovery and without		without dividend
	end of	after reim-	before reim-	without dividend and	dividend and	Ratio of net	and interest	Portfolio
Total	period	bursement	bursement	interest expense	interest expense	investment	expense on	Turnover
return %	(in $000’s)	/ recovery	/ recovery	on short sales	on short sales	income	short sales	Rate %

2.41	$101,610	2.38	2.30	1.91	1.82	0.06	0.54	159
31.00	110,699	2.67	2.72	1.88	1.93	0.75	1.54	229
(6.99)	71,926	2.24	2.45	1.82	2.03	2.61	3.04	279
(1.04)	22,482	2.31	2.63	1.85	2.17	1.25	1.71	236
16.74	32,822	2.19	2.48	1.81	2.10	0.77	1.15	211

1.69	$11,160	3.08	3.00	2.61	2.52	(0.68)	(0.21)	159
30.04	$12,591	3.38	3.43	2.58	2.63	0.09	0.89	229
(7.63)	7,259	2.94	3.16	2.52	2.73	1.76	2.19	279
(1.75)	4,400	3.01	3.33	2.55	2.87	0.56	1.02	236
16.14	5,290	2.89	3.18	2.51	2.80	0.09	0.47	211

—	$270,653	0.25	0.75	0.25	0.75	0.00	—	—
0.02	303,005	0.46	0.73	0.46	0.73	0.02	—	—
1.14	308,557	0.75	0.75	0.75	0.75	1.21	—	—
4.35	359,788	—	0.72	—	0.72	4.24	—	—
4.24	275,502	—	0.76	—	0.76	4.16	—	—

FINANCIAL HIGHLIGHTS  61

Where to Get More Information

Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the funds’ investments. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the funds’ securities and a report from the funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)
The SAI includes additional information about the funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section,
Washington, D.C. 20549-1520.

How to Contact Us
You can obtain these documents free of charge on the funds’ website at www.burnhamfunds.com, or by contacting your dealer or:

Distributor:
Burnham Securities Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

SEC file number: 811-994

MAY 1, 2011

Prospectus

THE BURNHAM FAMILY OF FUNDS	Burnham Fund No Ticker (Class I)

Burnham Financial Services Fund No Ticker (Class I)
Burnham Financial Industries Fund BMFIX (Class I)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Where to Get More Information	back cover

Each of the Burnham funds has its own risk profile, so be sure to read this prospectus carefully before investing in any of the funds.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund.

Fee Table

Class I

Shareholder Fees (paid directly from your investment)
Maximum redemption fee (% of redemption proceeds)	2.00%
Annual Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Other expenses[1]	0.41%
Acquired fund fees and expenses	0.03%

Total Annual Operating Expenses	1.04%

Fee Waiver[2]	0.00%

Total Annual Operating Expenses After Waiver[2]	1.04%

[1]	The ratios of Annual Operating Expenses are based on estimates for the year as the share class was not operational as of December 31, 2010. As of the date of this prospectus, Class I shares of the Fund have not yet commenced operations. Therefore, the ratio of “Other expenses” provided in this table is an estimate based on the ratio of “Other expenses” of another class of shares of the Fund, which are not offered in this prospectus, as adjusted for the Class I shares anticipated expenses.

[2]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees, and to reimburse certain other expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.37% of the average daily net assets attributable to Class I shares. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser and/or distributor to a fund are subject to recoupment by the adviser and/or distributor within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). This expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the Fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

THE FUND  1

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I	$106	$331

The Class I shares of this fund are not subject to sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your Class I shares at the end of a period.

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goals by investing in a diverse portfolio primarily consisting of common stocks.

The fund invests in large-capitalization stocks (i.e., companies with a capitalization generally of $11 billion or more, commonly known as “blue-chip”), which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns.

In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	Potential for sustained operating and revenue growth

•	Product leadership and strong management teams that focus on enhancing shareholder value

•	Companies with histories of paying regular dividends

•	Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash or short-term debt instruments. In extraordinary circumstances, the fund

2  THE FUND

may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS
The principal risk of investing in the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – large-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares are invested in the same portfolio of securities. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each of the last ten calendar years. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The Class I shares are not subject to any sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

THE FUND  3

Return for Class A Shares

Best Quarter: 14.17% in 2nd Quarter of 2009
Worst Quarter: (20.20)% in 4th Quarter of 2008

The returns shown above are for Class A shares of the fund, which are not available through this prospectus. Class I annual returns would have been substantially similar to Class A annual returns because the classes are invested in the same portfolio of securities. Class I returns will be higher than Class A returns to the extent that Class I has lower expenses.

Average Annual Total Returns
The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A shares, compared to those of recognized U.S. common stock and bond indices. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares participate in the fund’s portfolio. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the Class A shares’ maximum sales charges and annual operating expenses. The Class I shares are not subject to any sales charges.

For the following periods ended 12/31/2010	1 Year	5 Years	10 Years

CLASS A SHARES
Total Return Before Taxes	16.33%	3.24%	0.60%
Return After Taxes on Distributions[1]	16.24%	2.77%	(0.15)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.73%	2.71%	0.27%
Standard & Poor’s 500 Index
(reflects no deduction of fees, expenses or taxes)	15.06%	2.29%	1.41%
Morningstar Large Cap Blend Average
(reflects no deduction of fees, expenses or taxes)	14.01%	1.98%	1.64%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold

4  THE FUND

their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

ADVISER
The fund is advised by Burnham Asset Management Corp.

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund’s portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chair of the Board and the Chair and Chief Executive Officer of the adviser and distributor.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount is $2 million ($50,000 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares please turn to “How to Buy Shares” on page 34 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUND  5

Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund.

Fee Table

Class I

Shareholder Fees (paid directly from your investment)
Maximum redemption fee (% of redemption proceeds)	2.00%
Annual Operating Expenses[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Other expenses	0.53%

Total Annual Operating Expenses[2]	1.28%

Fee Waivers[2]	(0.00)%

Total Annual Operating Expenses After Expense Waiver[2]	1.28%

[1]	The ratios of Annual Operating Expenses are based on estimates for the year as the share class was not operational as of December 31, 2010. As of the date of this prospectus, Class I shares of the Fund have not yet commenced operations. Therefore, the ratio of “Other expenses” provided in this table is an estimate based on the ratio of “Other expenses” of another class of shares of the Fund, which are not offered in this prospectus, as adjusted for the Class I shares anticipated expenses.

[2]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and to reimburse certain expenses, to the extent required to reduce “Total Annual Operating Expenses” to 1.37% of the average daily net assets attributable to Class I shares. Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser and/or distributor to a fund are subject to recoupment by the adviser and/or distributor within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the Fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Because actual returns and expenses may be different,

6  THE FUND

this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years

Class I	$139	$415

The Class I shares of this fund are not subject to sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your Class I shares at the end of a period.

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 137% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in stocks of U.S. companies that are in the financial services sector. The fund may invest in companies of any size, but the fund invests primarily in financial services companies that have market capitalizations of less than $2.4 billion (unlike the Burnham Financial Industries Fund, which is also described in this prospectus and invests primarily in financial services companies without regard to market capitalization.) The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial services companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

Ordinarily, the fund’s portfolio will be invested primarily in common stocks.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of

THE FUND  7

interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – mid and small-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

•	Small and Mid-Capitalization Companies Risk – Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Such companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the Fund. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares are invested in the same portfolio of securities. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each full calendar year since inception. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The Class I shares are not subject to any sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance

8  THE FUND

information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

Return for Class A Shares

Best Quarter:  20.49% in the 2nd Quarter of 2009
Worst Quarter:  (12.51)% in the 1st Quarter of 2009

The returns shown above are for Class A shares of the fund, which are not available through this prospectus. Class I annual returns would have been substantially similar to Class A annual returns because the classes are invested in the same portfolio of securities. Class I returns will be higher than Class A returns to the extent that Class I has lower expenses.

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Average Annual Total Returns
The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A shares, compared to those of recognized U.S. common stock indices. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares participate in the fund’s portfolio. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the Class A shares’ maximum sales charges and annual operating expenses. The Class I shares are not subject to any sales charges.

(For the following periods ended 12/31/2010)	1 Year	5 Years	10 Years

CLASS A SHARES
Total Return Before Taxes	(3.03)%	(0.22)%	9.15%
Return After Taxes on Distributions	(3.11)%	(1.12)%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(1.88)%	(0.38)%	(7.15)%
NASDAQ Bank Index (reflects no deduction of fees, expenses or taxes)	14.17%	(7.32)%	2.02%
Morningstar Financial Sector Average (reflects no deduction of fees, expenses or taxes)	11.13%	(4.65)%	1.39%
NASDAQ Financial 100 Index (reflects no deduction of fees, expenses or taxes)	14.19%	(2.35)%	3.62%

[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

ADVISER
The fund is advised by Burnham Asset Management Corp.

Subadviser
Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 1999. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount is $2 million ($50,000 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a

10  THE FUND

written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares please turn to “How to Buy Shares” on page 34 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUND  11

Burnham Financial Industries Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the fund.

Fee Table

		Class I

Shareholder Fees (paid directly from your investment)
Maximum redemption fee (as a % of redemption proceeds)		2.00%
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]		0.90%
Other expenses[2,3]
Short sale dividend and interest expenses[3]	0.47%
Remainder other expenses[2]	0.51%

Total other expenses[2,3]		0.98%

Total Annual Operating Expenses		1.88%

Fee Waivers and/or Expense Reimbursements[2]		(0.03)%

Total Annual Operating Expenses After Fee Waiver[2]		1.85%

[1]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. For more information, see “Management Fees.”

[2]	Burnham Asset Management Corp. (the “adviser”) has agreed to reimburse certain to the extent required to reduce “Other expenses” to 0.65% of the average daily net assets attributable to Class I shares. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to a fund are subject to recoupment by the adviser within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation. The expense limitation agreement is effective for the period beginning May 1, 2011 and will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

[3]	Short sale dividends and interest expenses on securities sold short are treated as an expense and increase the fund’s expense ratio, although no cash is received or paid by the fund. The amount of short sale dividends and interest expenses was 0.47% of the average net assets of Class I for fiscal year 2010. Excluding such short sale dividends, “Other expenses” were 0.50% for Class I and “Net annual operating expenses” were 1.37% for Class I. Short sale dividend expenses and interest expenses will vary and may be either greater than or less than the amount disclosed.

12  THE FUND

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$188	$588	$1,013	$2,199

The Class I shares of this fund are not subject to sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your Class I shares at the end of a period.

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector (unlike the Burnham Financial Services Fund, which is also described in this prospectus and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion.) The fund invests primarily in financial service companies without regard to market capitalization. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

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•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

The fund may invest in companies of all sizes of market capitalization.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to seek to use negative information about companies gained from the adviser’s research to the fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as

14  THE FUND

anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful.

•	Derivative Instruments Risk – Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.

•	Covered Call Options Risk – Investments in covered call options involve certain risks. These risks include limited gains and lack of liquidity of the underlying stock.

•	Covered Put Options Risk – Investments in covered put options involve certain risks. These risks include the risk of loss if fair value of the underlying securities declines and limited gains.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

•	Non-diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.

•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

PAST PERFORMANCE
The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the Fund’s Class I shares for each full calendar year since inception. The Class I shares are not subject to any sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

THE FUND  15

Return for Class I Shares

Best Quarter: 8.60% in the 4th Quarter of 2010
Worst Quarter: (9.28)% in the 2nd Quarter of 2010

Average Annual Total Returns
The table presents the fund’s average annual returns for 1-year period and since inception for Class I shares, compared to those of recognized U.S. common stock indices. The fund’s performance figures assume that all distributions were reinvested in the fund.

		Since Inception
(For the following periods ended 12/31/2010)	1 Year	(December 16, 2009)

CLASS I SHARES
Return Before Taxes	2.93%	6.16%
Return After Taxes on Distributions[1]	2.68%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.20%	5.23%
The KBW Bank Index (reflects no deduction of fees, expenses or taxes)	23.36%	23.37%
Morningstar Financial Sector Average (reflects no deduction of fees, expenses or taxes)	11.13%	0.97%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

ADVISER
The fund is advised by Burnham Asset Management Corp.

Subadviser
Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

16  THE FUND

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount is $2 million ($50,000 for subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares please turn to “How to Buy Shares” on page 34 of this prospectus.

TAX INFORMATION
The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUND  17

Additional Information

The Burnham
Family of Funds

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share Burnham’s fundamental philosophy of prudent investment and risk management.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related Statement of Additional Information (“SAI”), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such an offer.

18  THE FUND

Investment Objectives, Principal Investment Strategies and Risks of Each Fund

Information relating to the funds in this section is in addition to the information included in the Summary section for each fund.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance, meaning that it is a secondary goal. The fund’s objective is fundamental and may not be changed without shareholder approval.

Is the Burnham Fund for You?
Burnham Fund is best suited for investors who:

•	Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

•	Seek capital growth with a focus on risk management

•	Are investing for the long-term

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Are not investing for the long-term

How the Fund Selects Securities
In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

•	Consumer Discretionary

•	Consumer Staples

•	Energy

•	Financial Services

•	Industrials

•	Information Technology

•	Materials

The fund may emphasize different sectors in the future.

In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	potential for sustained operating and revenue growth

•	product leadership and strong management teams that focus on enhancing shareholder value

•	companies with histories of paying regular dividends

•	securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

THE FUND  19

Although the fund typically favors large capitalization stocks (commonly known as “blue-chip”) companies, it will consider opportunities in small and medium-capitalization companies that meet its selection criteria.

PRINCIPAL INVESTMENT STRATEGIES
Ordinarily, the fund’s portfolio will be invested primarily in common stocks.

The fund invests in “blue-chip” stocks, which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies. The fund considers a stock to be a large-capitalization stock if its total market capitalization (i.e., the value of all of its outstanding shares) is $11 billion or more.

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash or short-term debt instruments. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS
The principal risk of investing in the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – large-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Large-Cap Company Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

20  THE FUND

Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

Is the Financial Services Fund for You?
Burnham Financial Services Fund is best suited for investors who:

•	Are investing for the long-term

•	Believe that the financial services sector offers attractive long-term growth opportunities

•	Wish to increase their exposure to small- and medium-capitalization companies within the financial services sector

•	Seek potential for more capital growth than might be achieved in a sector-diversified fund

•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Do not wish to invest in a concentrated portfolio of financial services companies

•	Are not investing for the long-term

How the Fund Selects Securities
In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management

•	Attractive business niches

•	Sound financial and accounting practices

•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances

•	Temporarily distressed

•	Poised for a merger or acquisition

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in stocks of U.S. companies that are in the financial services sector. The fund may invest in companies of any size, but the fund invests primarily in financial services companies that have market capitalizations of less than $2.4 billion (unlike the Burnham Financial Industries Fund, which is also described in this prospectus and invests primarily in financial services companies without regard to market capitalization, the fund invests primarily in financial services companies that have market capitalizations of less than $2.4 billion.) Accordingly, the average market capitalization of the fund’s portfolio is expected to be lower than the average market capitalization of the Burnham Financial Industries Fund’s portfolio. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

THE FUND  21

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial services companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

Ordinarily, the fund’s portfolio will be invested primarily in common stocks. The fund also usually maintains a small percentage of its assets in cash reserves.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes – mid- and small-capitalization stocks or particular sectors – fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•	Small- and Mid-Capitalization Companies Risk – The fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded

22  THE FUND

daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

WHY INVEST IN COMPANIES
IN THE FINANCIAL SERVICES SECTOR?
SIZE OF SECTOR
The adviser believes that the financial services sector is broad enough to attract value in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEMOGRAPHICS
The largest consumers of financial services tend to be those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years, leading to greater demand for financial products.

CONSOLIDATION
The adviser believes that current economic conditions will dictate a significant wave of continued consolidation in the financial services sector. Strongly capitalized buyers will be able to add to shareholder value by targeting companies with distressed valuations.

CASH FLOW
Many financial services companies generate steady free cash flows that can be used to increase shareholder value through share repurchase programs, acquisitions and dividends.

SPECIALIZATION
Financial service providers are “unbundling” financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

THE FUND  23

Burnham Financial Industries Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.

Is the Financial Industries Fund for You?
Burnham Financial Industries Fund is best suited for investors who:

•	Are investing for the long-term

•	Believe that the financial services sector offers attractive long-term growth opportunities

•	Wish to increase their exposure to the financial services sector

•	Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

•	Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Do not wish to invest in a concentrated portfolio of financial services companies

•	Are not investing for the long-term

How the Fund Selects Securities
In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management

•	Attractive business niches

•	Sound financial and accounting practices

•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances

•	Temporarily distressed

•	Poised for a merger or acquisition

PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. The fund invests primarily in financial service companies without regard to market capitalization (unlike the Burnham Financial Services Fund, which is also described in this prospectus and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion, the fund invests primarily in financial services companies without regard to market capitalization.) Accordingly, the average market capitalization of the fund’s portfolio is expected to be higher than the average market capitalization of the Burnham Financial Services Fund’s portfolio. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks

•	Insurance companies

24  THE FUND

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

The fund may invest in companies of all sizes of market capitalization.

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

The portfolio manager constructs the fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund’s portfolio on a stock-by-stock basis. In addition to its own fundamental research, the adviser relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio advisers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and a bottom-up analysis, the adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the adviser constructs the fund’s portfolio, there may be times when the fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge

THE FUND  25

against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in written covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain collateral daily in a segregated account, as required by law. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. The fund is also required to repay the lender the dividends or interests that accrue on the stock during the period of the loan. Selling short may be used to hedge the fund’s long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the adviser’s research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

CALL OPTIONS
The Fund Collects a Premium.
For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or “premium” to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities’ price.

If the Option is Exercised.
The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

If the Option Expires.
If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium. The fund may continue to hold the underlying security or may sell the position.

PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

26  THE FUND

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk – This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk – The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk – The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•	Derivative Instruments Risk – The fund’s ability to utilize derivatives successfully will depend on the adviser’s ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser’s view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund’s investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.

•	Covered Call Options Risk – Investments in covered call options involve certain risks. These risks include:

°	Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

°	Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

THE FUND  27

•	Covered Put Options Risk – Investments in covered put options involve certain risks. These risks include:

°	Limited Gains. By selling a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.

°	Lack of Liquidity for the option. By buying a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.

•	Financial Services Sector Risk – The financial services sector was materially and adversely affected by the recent recession and credit crisis, the effects which are still being felt to some extent. A significant number of assets have been written down and additions to reserves were at unprecedented levels. Regulation in response to the financial crisis may materially and adversely affect companies in which the Fund invests. The valuation of financial services companies continues to be in flux as we have come through a period of extreme volatility. An adverse event could disproportionally affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.

Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

•	Non-Diversification Risk – Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments. Because the fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the fund than if the fund’s investments were more widely distributed.

•	Short Sale Risk – Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

•	Portfolio Turnover Risk – The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.

•	Tax Consequences to Writing Covered Call Options Risk – The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

28  THE FUND

UNDERSTANDING FUND FEES AND EXPENSES
SHAREHOLDER FEES
The following definitions may be helpful in understanding shareholder fees.

ASKED OR OFFERING PRICE
The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value value per share (“NAV”) plus any sales charge.

SHORT-TERM REDEMPTION FEE
A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

FUND EXPENSES
The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES
Fees paid to the adviser for the supervision of the fund’s investment program.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for each fund, current as of month-end, is available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the funds file a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

THE INVESTMENT ADVISER
The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.

With respect to the Burnham Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of each fund. In return for these services, the adviser receives a fee from each fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

THE FUND  29

The Subadviser

Mendon
Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the fund’s subadviser since its inception in 2004.

The advisory fees (after contractual waivers) paid by the Funds as a percentage of the net assets for the fiscal year ended December 31, 2010 were as follows:

			Actual Advisory
	Advisory Fee Rate for		Fee Rate for
	Fiscal Year Ended		Fiscal Year Ended
FEE AS A % OF AVERAGE DAILY NAV	12/31/10		12/31/10

Burnham Fund	0.60%	[1]	N/A1

Burnham Financial Services Fund	0.75%	[1]	N/A1

Burnham Financial Industries Fund	0.90%	[1,2]	0.90% [1,2]

[1]	The adviser has contractually agreed to waive all or a portion of its management fee, with respect to the Burnham Fund and the Burnham Financial Services Fund, which may reduce the adviser’s fees. In addition, the adviser has contractually agreed to reimburse certain expenses with respect to the Burnham Financial Industries Fund, to the extent required to reduce “total annual operating expenses” or “other expenses,” as the case may be, to specified levels as described earlier in this prospectus. Class I shares of the Burnham Fund and the Burnham Financial Services Fund have not commenced operations as of December 31, 2010.

[2]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the fund as compared to the KBW Bank Index.

A discussion regarding the basis for the Board’s approval of the funds’ investment advisory and subadvisory agreements is available in the funds’ semi-annual report to shareholders for the semi-annual period ended June 30, 2010.

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of the Burnham Financial Services Fund must initially grant such responsibility to the adviser. In 2005, shareholders of the Burnham Fund granted such responsibility to the adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund. More information regarding the adviser, aggregate fees paid to the adviser and subadvisers for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.

Portfolio Management
Information regarding each fund’s portfolio manager, the portfolio manager’s title and length of service can be found in each respective fund’s summary above. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of securities in the fund.

30  THE FUND

Your Account

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors – including tax liability, sales charges, and transaction volume – that should influence your investment decisions.

Short-term redemption fee
The funds charge a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;

•	Shares of the fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and

•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

YOUR ACCOUNT  31

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

•	Any shareholder’s death or disability;

•	Minimum required distributions from retirement accounts;

•	Return of excess contributions in retirement accounts; and

•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The funds will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

Calculation of net asset value
Each fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, a fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

32  YOUR ACCOUNT

Important information about opening a new account with the Burnham Funds
In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

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How to Buy Shares

Minimum Purchase Amount – Class I Shares	Initial Purchase	Subsequent Purchases

	$2 million	$50,000

You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum investment of $2,000,000, investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the $2,000,000 minimum investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.

Method		Procedure

Mail	Open an account	Complete and sign the application form.
Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.
	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.
	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

Federal Funds Wire	Subsequent purchase	This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below. Please contact the transfer agent at 1-800-462-2392 for wire instructions.

34  YOUR ACCOUNT

Method	Procedure

Automatic Investment Program	You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. Your investment may come from your bank account or from your balance in the Burnham U.S. Government Money Market Fund, which is not offered in this prospectus.
You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer	To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

Authorized Broker/Dealer or Investment Professional	Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Call shareholder
Send regular mail to:	Send overnight mail to:	service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. BOX 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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How to Exchange and Redeem Shares

Method	Procedure

By Mail	Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:
•   the fund
•   account number
• the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)

By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust’s funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

36  YOUR ACCOUNT

Method	Procedure

Systematic Withdrawal Plans	If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire	Confirm with Burnham Investors Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of the Trust’s fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By Exchange	Class I shareholders of a Trust’s fund may exchange their shares for shares of the Burnham U.S. Government Money Market Fund. Read the prospectus for the other fund before making an exchange. The Burnham U.S. Government Money Market Fund also does not charge Rule 12b-1 fees. Call Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Call shareholder
Send regular mail to:	Send overnight mail to:	service agent:
Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. BOX 9781 Providence, RI 02940-9781	Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

YOUR ACCOUNT  37

Transaction Policies

Paying for shares
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

Third party checks
Third party checks will not be accepted.

Federal funds wires
A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions
The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular investing and dollar-cost averaging
Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other policies
Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares

•	Reject any exchange or investment order

•	Change, suspend or revoke exchange privileges

•	Suspend the telephone order privilege without advance notice to shareholders

•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

38  YOUR ACCOUNT

Redeeming Shares
You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed

•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

What is a medallion signature guarantee?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares

•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege
Exchanges of shares have the same tax consequences as redemptions. You may exchange shares freely between funds within the same share class and for shares of the Burnham U.S. Government Money Market Fund, which are not available through this prospectus, without paying additional sales charges. As of the date of this prospectus, only Class I shares of Burnham Financial Industries Fund are offered, and exchanges are only available into the Burnham U.S. Government Money Market Fund. Special tax rules may apply. See the “Taxes” section of the Trust’s SAI. Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the applicable fund.

The funds may restrict or cancel the exchange privilege of any person that, in the opinion of the funds, is using market timing strategies.

Excessive Trading Policy
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and

YOUR ACCOUNT  39

increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading, and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.

Two types of transactions are exempt from this policy: (1) trades solely in the Burnham U.S. Government Money Market Fund (exchanges between the Burnham U.S. Government Money Market Fund and any other fund are not exempt); and (2) certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

40  YOUR ACCOUNT

Escheatment of Shares to States
If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state.

Systematic Withdrawal Plan
A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents
With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

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Tax Considerations and Distributions

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

•	Receive all distributions in cash or

•	Reinvest capital gains distributions but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

If you invest in a fund through a tax-deferred account, such as an IRA, you will not be subject to tax or dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account.

Type of Distribution	Declared & Paid	Federal Tax Status

Dividends From Net Investment Income (All Funds)	annually	ordinary income or qualified dividend income

Short-Term Capital Gains (All Funds)	annually	ordinary income

Long-Term Capital Gains (All Funds)	annually	long-term capital gain

Dividends from net investment income of all funds are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions from the funds are expected to be primarily from capital gains. Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income.

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

Each fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

42  YOUR ACCOUNT

You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution
The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding
When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require a fund to backup withhold even when an appropriate number has been provided by a shareholder.

Retirement Plans
We offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.

ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

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Financial Highlights

These Financial Highlights tables are intended to help you understand each fund’s financial performance over the past five years or for the life of the fund reporting period. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming reinvestment of all dividends and distributions. No financial information is presented for the Burnham Fund or the Burnham Financial Services Fund, as neither fund offered I shares as of

		Income from investment operations			Less distributions
			Net				Distributions
			realized				from
	Net asset		and			Distri-	capital gains
	value,	Net	unrealized		Dividends	butions	(from			Net asset
	beginning	investment	gain (loss)	Total from	from net	from	securities			value,
	of	income	on securities	investment	investment	return	and options	Total	Redemption	end of
	period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions	fee[b]	period

Burnham Financial Industries Fund
CLASS I SHARES
12/31/10	$10.34	$0.06	$0.24	$0.30	$(0.06)	$—	$(0.10)	$(0.16)	$0.00	$10.48
12/31/09[e]	10.00	0.08	0.26	0.34	—	—	—	—	—	10.34

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
b	Per shares values have been calculated using the average share method.
c	Less than $0.01 per share.
d	Annualized.
e	Commenced operations on December 16, 2009.
f	The Adviser reimbursed the Burnham Financial Services Fund for a loss on a transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.

44  FINANCIAL HIGHLIGHTS

December 31, 2010. Consequentially, the Burnham Fund and the Burnham Financial Services Fund do not have audited financial highlights as of the date of this Prospectus. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request.

Ratios to average net assets %
				Ratio of total	Ratio of total		Ratio of
		Ratio of	Ratio of	expenses after	expenses before		net investment
	Net	total	total	reimbursement	reimbursement /		income
	assets,	expenses	expenses	/ recovery and	recovery and without		without dividend
	end of	after reim-	before reim-	without dividend and	dividend and	Ratio of net	and interest	Portfolio
Total	period	bursement	bursement	interest expense	interest expense	investment	expense on	Turnover
return %	(in $000’s)	/ recovery	/ recovery	on short sales	on short sales	income	on short sales	Rate %

2.93	$11,515	1.85	1.88	1.37	1.41	0.56	1.03	159
3.40 [a]	$11,465	1.78 [d]	1.78 [d]	1.36 [d]	1.36 [d]	20.56 [d]	20.98 [d]	229

FINANCIAL HIGHLIGHTS  45

Where to Get More Information

Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the funds’ investments. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the funds’ securities and a report from the funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)
The SAI includes additional information about the funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the
Commission’s Public Reference Section, Washington, D.C. 20549-1520.

How to contact us
You can obtain these documents free of charge on the funds’ website at www.burnhamfunds.com, or by contacting your dealer or:

Distributor:
Burnham Securities Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)

internet: www.burnhamfunds.com

email: contact@burnhamfunds.com

SEC file number: 811-994

BURNHAM INVESTORS TRUST
STATEMENT OF ADDITIONAL INFORMATION
BURNHAM FUND
BURHX (Class A)
BURIX (Class B)
BURJX (Class C)
No Ticker (Class I)
BURNHAM FINANCIAL SERVICES FUND
BURKX (Class A)
BURMX (Class B)
BURNX (Class C)
No Ticker (Class I)
BURNHAM FINANCIAL INDUSTRIES FUND
BURFX (Class A)
BURCX (Class C)
BMFIX (Class I)
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
BUTXX
May 1, 2011
This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds’ prospectuses dated May 1, 2011, as applicable, each of which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the applicable prospectus. The prospectuses can be obtained without charge on the Funds’ website at www.burnhamfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.

BURNHAM INVESTORS TRUST
Burnham Investors Trust (the “Trust”), located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of the following four series, each of which is a separate portfolio of investments with its own investment objective: Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund and Burnham U.S. Government Money Market Fund (each, a “Fund” and collectively, the “Funds”).
The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, the Burnham Fund, Inc. Some of the information in this Statement of Additional Information (“SAI”) relates to the Corporation before the reorganization.
INVESTMENT TECHNIQUES AND RELATED RISKS
References in this section to the “Adviser” include Burnham Asset Management Corporation and any subadviser that may be managing a Fund’s portfolio.
EQUITY INVESTMENTS
Common Shares. (All Funds except Burnham U.S. Government Money Market Fund.) Common shares represent an equity (i.e., ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.
Preferred Shares. (All Funds except Burnham U.S. Government Money Market Fund.) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have less voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.
Convertible Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.
Warrants and Rights. (All Funds except Burnham U.S. Government Money Market Fund.) Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.
Real Estate Investment Trusts (“REITs”). (All Funds except Burnham U.S. Government Money Market Fund.) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.
Risks Associated with the Real Estate Industry. (All Funds except Burnham U.S. Government Money Market Fund.) Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:
•	possible declines in the value of real estate;

•	adverse general or local economic conditions;

•	possible lack of availability of mortgage loans;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.
In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
Financial Services Companies. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest in financial services companies. Burnham Financial Services Fund and Burnham Financial Industries Fund will invest primarily in these companies and will therefore be subject to risks in addition to those that apply to general equity and fixed-income investments. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Financial services companies could fall out of favor, causing the Fund to underperform funds that focus on other types of stocks. Accordingly, Burnham Financial Services Fund and Burnham Financial Industries Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that you invest only part of your overall investment portfolio in Burnham Financial Services Fund or Burnham Financial Industries Fund.
In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. Since 2008, the financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions and volatility in these markets have resulted in a decrease in the availability of corporate credit and liquidity. These conditions resulted in insolvency and the closure or acquisition of a number of financial institutions. As conditions have slowly improved throughout 2009, credit markets have recovered, but further consolidation within the financial services industry is anticipated. As the U.S. economy emerges from a recession, any set back could result in further stress in the industry. The decline in asset values may persist in the near term and may adversely affect results of operations of the Funds which would impact the ability of the Adviser to achieve the Funds’ investment objectives. In addition, the financial services sector has been materially and adversely affected by a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financial services companies is questionable and continues to evolve as financial services companies continue to revise their outlooks and write-down assets that they hold. Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.
Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.
In addition, regulations of the U.S. Securities and Exchange Commission (the “Commission”) limit a Fund’s investments in the securities of companies that derive more than 15% of their gross revenues from securities-related activities.
Small Capitalization Companies. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds, and especially, Burnham Financial Services Fund, may invest in U.S. and foreign companies with market capitalizations of $2.1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.
Investment Companies. (All Funds.) A Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of such other investment company; (2) securities issued by such other investment company having an aggregate value exceeding 5% of the Fund’s total assets; or (3) securities issued by such other investment company and all other investment companies having an aggregate value exceeding 10% of the Fund’s total assets. Investing in another registered investment company may result in duplication of fees and expenses.
Exchange-Traded Funds (“ETFs”). (All Funds except Burnham U.S. Government Money Market Fund.) A Fund may invest in exchange-traded funds, including Standard & Poor’s Ratings Group (“S&P”) Depositary Receipts (“SPDRs”), Nasdaq 100 Index Tracking Stock (“QQQs”), Dow Jones Industrial Average Tracking Stock (“Diamonds”) and iSharessm exchange-traded funds (“iShares”). ETFs are shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indices or companies in related industries. These indices may be either broad-based, sector or international. The benchmark indices of SPDRs and QQQs are the S&P 500 Composite Stock Index and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. Broad-based exchange-traded funds track a broad group of stocks from different industries and market sectors. HOLDRS (Holding company Depositary Receipts) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.
Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may not trade at net asset value per share (“NAV”). Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF’s underlying securities. If a Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.
SPDRs, QQQs and Diamonds are shares of publicly-traded unit investment trusts that own the stocks in the S&P 500, Nasdaq 100 and Dow Jones Industrial Average, respectively, in approximately the same proportions as represented in each respective index. Because of the structural features of these ETFs, the Adviser believes that the movement of the share prices of SPDRs, QQQs and Diamonds should closely track the movement of each ETF’s respective index. Each tracking index program bears operational expenses, which are deducted from the dividends paid to investors in the ETF.
iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices or various countries and regions. iShares are listed on the New York Stock Exchange (“NYSE”) Arca. The market prices of iShares fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE Arca.
FIXED-INCOME INVESTMENTS
Temporary Defensive Investments. (All Funds except Burnham U.S. Government Money Market Fund.) For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its primary investment objective to the extent it takes a temporary defensive position.
General Characteristics and Risks of Fixed-Income Securities. (All Funds.) Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.
Credit Ratings. (All Funds.) In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings represent the opinions of these agencies as to the credit quality of the securities that they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.
After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.
Lower Rated High Yield Fixed-Income Securities. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may also invest in debt securities of any maturity, duration or credit quality, including lower rated high yield fixed-income securities, from any government or corporate issuer, U.S. or foreign. Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch Ratings, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers. See Appendix A attached to this SAI for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those associated with permissible rated securities.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund’s assets. The reduced availability of reliable, objective pricing data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund’s objective will depend more on the Adviser’s judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.
Corporate Debt Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities, which meet the minimum ratings criteria. The fund’s investments in corporate bonds will generally be of short to medium-term maturities and, on average, will have a credit rating of A.
Credit Risk. (All Funds.) Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund’s portfolio will reduce the value of the security.
Interest Rate Risk. (All Funds.) Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund’s NAV.
Call (Prepayment) Risk and Extension Risk. (All Funds except Burnham U.S. Government Money Market Fund.) Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund’s fixed-income portfolio.
Prepayments that are faster or slower than expected may reduce the value of the affected security.
Maturity and Duration. (All Funds.) The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.
Duration is a measure of a debt security’s price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.
Bank and Corporate Obligations. (All Funds.) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. For the Burnham U.S. Government Money Market Fund commercial paper must be rated within the highest credit-quality rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one, if only one NRSRO has rated the security) (e.g., Moody’s and S&P) at the date of investment, or, if unrated, of comparable quality to securities within the highest credit-quality rating categories as determined by, or under the direction of, the Board of Trustees.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank (on January 1, 2014, the standard coverage limit will return, unless extended by the FDIC, to $100,000).
FDIC Guaranteed Unsecured Debt. (Burnham U.S. Government Money Market Fund.) The Fund may invest in senior unsecured debt of banks, thrifts, and certain holding companies that are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program. The FDIC’s guarantee under the Temporary Liquidity Guarantee Program will expire on the earlier of: (i) maturity of such security or (ii) June 30, 2012. Although these investments are guaranteed under the FDIC’s Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States, such guarantee does not extend to shares of the Fund itself. The Fund’s investments in debt issued by private issuers that is guaranteed under the FDIC’s Temporary Liquidity Guarantee Program are subject to certain risks, including, the risk that a trustee appointed by the private issuer of the debt fails to follow the specified FDIC claims process, and therefore the holders of such debt, including the Fund, may be deprived of all rights and remedies with respect to the FDIC guarantee claim. In addition, the Fund is subject to the risk that the payments by the FDIC pursuant to its guarantee will be delayed from the date payments are due under the terms of the debt. Because there is no track record for securities guaranteed under the Temporary Liquidity Guarantee Program, it is uncertain how such securities will trade in relation to U.S. Government securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The Temporary Liquidity Guarantee Program is a new program that is subject to change. These risks could adversely affect the value of these securities.
Repurchase Agreements. (All Funds.) The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.
Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds’ custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities. (All Funds.) U.S. Government securities include: U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by:
•	the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”));
•	the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks):
•	the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)): or
•	only the credit of the agency and a perceived “moral obligation” of the U.S. Government.
No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non U.S. Governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities. The interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.
Mortgage-Backed Securities. (All Funds.) Each Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.
Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.
A Fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.
Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Agency Mortgage Securities. (All Funds.) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include but are not limited to the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury. Although the U.S. Government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.
Privately-Issued Mortgage-Backed Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.
These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.
Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.
Asset-Backed Securities. (All Funds.) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.
A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies. Burnham U.S. Government Money Market Fund may invest only in those asset-backed securities that meet its minimum credit risk analysis requirements.
Floating Rate/Variable Rate Notes. (All Funds.) Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund’s credit quality standards.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.
Structured Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.
Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. (All Funds except Burnham U.S. Government Money Market Fund.) These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.
FOREIGN SECURITIES
Each Fund (except Burnham U.S. Government Money Market Fund) may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.
ADRs, EDRs, IDRs and GDRs. (All Funds except Burnham U.S. Government Money Market Fund.) American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.
Sovereign Debt Obligations. (All Funds except Burnham U.S. Government Money Market Fund.) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor‘s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Obligations of Supranational Entities. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of Foreign Securities. (All Funds except Burnham U.S. Government Money Market Fund.) Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.
To the extent that a Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund‘s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
ILLIQUID AND RESTRICTED SECURITIES
A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and, therefore, are restricted as to their resale. However, a Fund will not invest more than 15% of its net assets (5% for Burnham U.S. Government Money Market Fund) in illiquid investments. The Burnham U.S. Government Money Market Fund shall hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations and any commitments it has made to shareholders. The Board of Trustees of the Trust (the “Board” or “Trustees”) has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain oversight as to, and are ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer) that the securities are liquid, they will not be subject to the 15% limit (5% for Burnham U.S. Government Money Market Fund) in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.
DERIVATIVE INSTRUMENTS
General. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds’ transactions in derivative instruments may include:
•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and
•	entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.
The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.
Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail below.
Options on Securities and Securities Indices. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. (All Funds except Burnham U.S. Government Money Market Fund.) A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put option may be covered by: (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (2) entering into an offsetting forward commitment; and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”
Segregated Account Risk. (All Funds except Burnham U.S. Government Money Market Fund.) A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. Therefore, the segregation of a large percentage of the Fund’s assets could possibly hinder management of the portfolio or the Fund’s ability to meet redemption requests or other current obligations.
Purchasing Options. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
A Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.
Futures Contracts and Options on Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) To seek to increase total return or hedge against changes in interest rates or securities prices, a Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the U.S. Commodity Futures Trading Commission (the “CFTC”).
Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund.) A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging and Other Strategies. (All Funds except Burnham U.S. Government Money Market Fund.) Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.
If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.
Options on Futures Contracts. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
A Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. The Funds have filed a notice of eligibility for exclusion from the definition of “commodity pool operator” with the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments, which it expects to purchase. As evidence of its hedging intent, a Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that a Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these non-hedging positions will not exceed 5% of the NAV of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position, which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.
Foreign Currency Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) A Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.
If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund’s commitment with respect to such contracts.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.
Foreign Currency Options. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.
A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Special Risks Associated with Foreign Currency Options. (All Funds except Burnham U.S. Government Money Market Fund.) Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Foreign Currency Futures Transactions. (All Funds except Burnham U.S. Government Money Market Fund.) By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.
The sale of a foreign currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options. (All Funds except Burnham U.S. Government Money Market Fund.) Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.
U.S. dollar-denominated securities of non-U.S. companies. (All Funds except Burnham U.S. Government Money Market Fund.) Each Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.
Swaps, Caps, Floors, Collars and Swaptions. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.
Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.
Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. (All Funds.) The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund’s losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.
When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.
Short Sales. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham Financial Industries Fund.) Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. Short sale dividends are treated as an expense and can increase a fund’s total expense ratio although no cash is received or paid by the Fund. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.
The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.
While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.
The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.
OTHER INVESTMENT PRACTICES AND RISKS
Lending Portfolio Securities. (All Funds.) The Funds may lend their portfolio securities. These loans are secured by the delivery to a Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Funds may make loans only to broker-dealers who are members of NYSE, or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if a Fund can terminate the loan at any time.
Voting rights may pass with the lending of securities. In line with industry standards, proxies are not available to be voted when the shares are out on loan through the Funds’ lending program. However, the Funds will make reasonable efforts to recall lent securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall lent securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an initial public offering (“IPO”), as discussed below, by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored. The lending of securities does not relieve the Trustees of their fiduciary obligation to vote proxies on significant matters. If management has knowledge that a material event will occur affecting an investment on loan, the Trustees would be obligated to call such loan in time to vote such proxies.
When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities, that the securities will not be returned in time for the Funds’ to exercise their voting rights, or that the Funds’ securities lending agent does not learn of an impending vote and therefore does not initiate a recall of the lent securities on the Funds’ behalf. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear any losses incurred from the investment of the collateral it receives. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.
Energy Sector Investments. (All Funds except Burnham U.S. Government Money Market Fund, especially relevant for the Burnham Fund.) The energy sector includes industries involved the production and sale of energy, including fuel extraction, manufacturing, refining and distribution. Such investments could be disproportionately affected by events affecting the energy sector, including: changes in national and international economic and political conditions, companies in the energy sector may fall out of favor, concentration of investments may increase the volatility of the value of the fund’s investments.
IPOs. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may invest in IPOs. An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time. Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.
IPO Risk. (All Funds except Burnham U.S. Government Money Market Fund.) The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Reverse Repurchase Agreements. (All Funds except Burnham U.S. Government Money Market Fund.) The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.
Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.
Risks of Non-Diversification. Burnham Financial Industries Fund is classified as “non-diversified” under the 1940 Act. Non-diversification means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since it may invest a larger proportion of its assets in a single issuer than is permitted by the 1940 Act for a diversified fund, an investment in this Fund may be subject to greater fluctuations in value than an investment in a diversified fund. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than

12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.
Short-Term Trading and Portfolio Turnover. (All Funds.) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund’s portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.
INVESTMENT RESTRICTIONS
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities.
1.	A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

3.	A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

4.	A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5.	A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.	Each Fund, except Burnham Financial Industries Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the

U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

7.	The Burnham Fund will not concentrate more than 25% of the value of its total assets in any one industry.

8.	A Fund (except for the Burnham Fund) shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Burnham Financial Services Fund and the Burnham Financial Industries Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.
With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits the fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the fund’s total assets at the time of borrowing.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval.

1.	A Fund (other than Burnham U.S. Government Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham U.S. Government Money Market Fund may not invest more than 5% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.

2.	A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.	Burnham Financial Services Fund and Burnham Financial Industries Fund will invest at least 80% of their assets in stocks of U.S. companies in the financial services sector. Burnham U.S. Government Money Market Fund will invest at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Government securities. Each Fund may change the policies described above upon 60 days’ notice to shareholders.

5.	Burnham Financial Industries Fund, with respect to 50% of its total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.
Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.
A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Burnham Financial Services Fund and the Burnham Financial Industries Fund.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the general policy of the Trust and each Fund that neither the Funds nor their service providers may selectively disclose a Fund’s portfolio holdings information to any current or potential investor in the Funds, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Funds.
The Board has adopted policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.
The Funds, like other typical mutual funds, rely on various service providers (including Burnham Asset Management Corporation, the Funds’ Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Funds’ operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Fund’s current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about a Fund’s current portfolio holdings on a periodic basis. In addition, if a Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale. It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Funds’ operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.
In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in the following very limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information:
To rating agencies whose purpose in receiving that information is to compile and publish ratings and related information about the Funds, provided such rating agencies are required in writing to maintain the confidentiality of that information at least until such time that the Funds publicly disclose that information.
To third parties who perform services by contract using that information for the Trust’s or the service provider’s own use, provided such entities are required in writing to maintain the confidentiality of that information at least until such time that the Funds publicly disclose that information.
It is also the policy of the Trust that none of the Funds or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Fund’s portfolio holdings.

Periodic Public Disclosure
The Fund’s full portfolio holdings of each Fund (other than Burnham U.S. Government Money Market Fund) are filed quarterly with the Commission within the time periods prescribed by rules of the Commission. For the Burnham U.S. Government Money Market Fund, portfolio holdings, including the mark-to-market values, are filed monthly with the Commission within the time periods prescribed by rules of the Commission; the Commission will make these monthly holdings public with approximately a 60-day lag. Further, information regarding each Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.
The Funds’ (other than Burnham U.S. Government Money Market Fund) portfolio holdings are published monthly, with approximately a 30-day lag, on the Trust’s website. This policy is described in the Funds’ current prospectuses and may be discontinued by the Trust without notice. The Trust considers a Fund’s portfolio holdings not to be confidential on the next day after the Funds’ portfolio holdings are published on the Trust’s website. In order to comply with amendments to Rule 2a-7, information concerning Burnham U.S. Government Money Market Fund’s portfolio holdings will be posted on the Trust’s website five business days after the end of the month and remain posted on the website for six months thereafter.
A Fund may make information about its portfolio holdings available in other circumstances from time to time as long as the information is generally made available. Any disclosure of a Fund’s portfolio holdings information pursuant to this paragraph must be authorized in advance by the Trust’s President, an Executive Vice President or Vice President, Treasurer or Chief Compliance Officer (“CCO”). For instance, a Fund may, if so approved and to the extent consistent with Commission rules, disclose information about its portfolio holdings by one or more of the following methods: a press release through a widely circulated news or wire service; an announcement at a press conference, invitations to which are widely circulated or to which the public is generally invited; an interview with a portfolio manager of a Fund if the media through which the interview will be disseminated is broad-based, such as publication in an industry trade article or a national magazine or newspaper or shown on television or broadcast on radio; or through a filing accessible through the Commission’s EDGAR database.
To ensure compliance with this policy, service providers to the Trust may be provided non-public portfolio holdings information only to the extent necessary in connection with the provision of their services to the Trust or a Fund. All service providers that receive portfolio holdings information must have policies and procedures in place, which are designed to maintain the confidentiality of that information in accordance with the Trust’s stated portfolio holdings disclosure policy or must be otherwise subject to a duty of confidentiality. The CCO shall monitor approvals granted by Trust officers for disclosures of portfolio holdings made on a case-by-case basis to ensure that such approvals are consistent with the purposes of this policy. The CCO shall report any violations of this policy to the Trust’s Board.
The Trust seeks to avoid potential conflicts of interest between the Fund shareholders and the Trust’s service providers by notifying all service providers to comply with the foregoing portfolio holdings disclosure policy.
SERVICES FOR SHAREHOLDERS
SHAREHOLDER ACCOUNTS
When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.
Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES
Shares of Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund offer Class A and Class C shares. The Burnham Financial Industries Fund also offers Class I shares, with no sales charge. The Trustees and officers reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund’s best interest.
Class B shares of each Fund are not currently being offered. Current holders of Class B shares of Burnham Fund and Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their respective Fund. Class I shares of Burnham Fund and Burnham Financial Services Fund are not currently being offered. Please see the applicable prospectus for further information regarding whether a Fund is currently offering shares of a particular class.
FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL
INDUSTRIES FUND ONLY:
INITIAL SALES CHARGES ON CLASS A SHARES
Shares are offered at a price equal to their NAV plus a sales charge, which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of each Fund are described in the Funds’ current prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Dealer Concession as a %
of Offering Price of
Amount Invested	Shares Purchased
Less than $50,000	4.50%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.75%
$500,000 but less than $1,000,000	1.75%
$1,000,000 or more	See below.
OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES
Methods of obtaining a reduced sales charge referred to in the Funds’ prospectus are described in more detail below.
Sales charges may be waived for Trustees and certain affiliated persons of the Funds.
Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. Burnham Securities, Inc. (the “Distributor”) may pay a commission to broker-dealers, who initiate and are responsible for such purchases, as follows:
▪	1% on amounts between $1 million and $4 million

▪	0.50% on amounts between $4 million and $10 million

▪	0.25% on the excess over $10 million
A contingent deferred sales charge (“CDSC”) will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to:

▪	1% if the redemption occurs within the first 12 months and

▪	0.50% if the redemption occurs within the next 12 months.
The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower. No sales charge will be imposed on increases in NAV, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased.
Rights of Accumulation (Class A Shares). If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor’s policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or its dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.
Letter of Intent (Class A Shares). If an investor intends to purchase Class A shares valued at $50,000 or more during a 13-month period, the investor may make the purchases under a Letter of Intent so that the initial Class A shares purchased qualify for the reduced sales charge applicable to the aggregate amount of the investor’s projected purchase. The investor’s initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.
During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.
CLASS B SHARE TRANSACTIONS
Class B shares are no longer being offered for purchase. Class B shares may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 4% of the gross proceeds from the sale at the time of settlement.
If Class B shares of a Fund are redeemed within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating the appropriate percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

CDSC
PURCHASE-TO-SALE PERIOD
1 Year or less	5.00%
Year 2	4.00%

CDSC
Years 3 and 4	3.00%
Year 5	2.00%
Year 6	1.00%
Over 6 years	None
Conversion of Class B Shares. Class B shares will automatically convert to Class A shares of a Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative NAVs of the two classes and subject to the following terms. Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased Class shares in the shareholder’s account. For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.
This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares.
Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.
CLASS C SHARE PURCHASES
Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 1.00% of the gross proceeds from the sale at the time of settlement. Class C shares do not convert into any other class of shares.
If Class C shares of a Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor. Proceeds from the CDSC are paid to the Distributor and are used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.
CLASS I SHARE PURCHASES
Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order. Class I shares are not subject to an initial sales charge and are not subject to a CDSC upon redemption. Class I shares do not convert into any other class of shares.
EXEMPTIONS FROM CDSC
No CDSC will be imposed on Class I shares. No CDSC will be imposed on Class A, Class B or Class C shares in the following instances:
(a)	redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV;

(b)	redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions; and

(c)	redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares held for more than six years from the end of the calendar month in which the shares were purchased or Class C shares held for more than one year from the calendar month in which the shares were purchased.
The CDSC will not apply to purchases of Class A shares at NAV described under “Waivers of Sales Charge” in the Funds’ current prospectus and will be waived for redemptions of Class A, Class B and Class C shares in connection with:
•	distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts (“IRAs”) under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans (“plans”);

•	withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and Class C shares); and

•	redemptions following the death or disability of a shareholder.
In determining whether the CDSC on Class A, Class B or Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.
REDEMPTION OF SHARES
Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the NYSE is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.
1.	Through the Distributor or Other Participating Dealers. If an investor’s account has been established by the Distributor or a participating dealer, the investor should contact the Distributor or its account executive at a participating dealer to assist the investor with the redemption. Requests received by a dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.
2.	Regular Redemption through Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A guarantee from a notary public is not acceptable. Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner to the legal address of record do not require an additional medallion signature guarantee at the time of redemption.
3.	Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.
Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.
The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.
Terms of Redemptions. The amount of your redemption proceeds will be based on the NAV next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.
Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.
The Burnham U.S. Government Money Market Fund shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate its orderly liquidation in accordance with Rule 22e-3 of the 1940 Act if: (i) the Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, determines that the extent of deviation between the Burnham U.S. Government Money Market Fund’s amortized cost price per share and its current NAV calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; (ii) the Burnham U.S. Government Money Market Fund’s Board of Trustees, including a majority of Trustees who are not interested persons of the Burnham U.S. Government Money Market Fund, irrevocably has approved the liquidation of the Burnham U.S. Government Money Market Fund.
Each Fund reserves the right to redeem a shareholder’s account if its value is less than $2,500 due to redemptions. The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount. Redemption proceeds will be mailed in accordance with the procedures described above.
Redemptions in Kind. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.
Short-Term Redemption Fee. Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund charge a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another Fund) within 30 days after purchase. This fee will compensate the relevant Fund for expenses directly related to the redemption of Fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the Fund. This fee is not a deferred sales charge and is not a sales commission.
The short-term redemption fee does not apply to transactions involving:
•	Shares acquired through reinvestment of dividends and other distributions;
•	Shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

•	Shares of a Fund in an account that is closed by the Fund because it fails to meet the Fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and
•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.
Each Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The Fund will make this determination after considering, among other things, the Fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. A shareholder should consult with its retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to the shareholder’s shares.
The Funds will, upon written request, waive the redemption fee under the following circumstances (and may waive the redemption fee under other circumstances):
- Any shareholder’s death or disability;
- Minimum required distributions from retirement accounts;
- Return of excess contributions in retirement accounts; and
- Redemptions resulting in the settlement of an estate due to the death of the shareholder.
The Funds will use the first-in, first-out method to determine a shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in an account. If the holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.
REINSTATEMENT PRIVILEGE (CLASS A SHARES)
A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV (without a sales charge), provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.
In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A, Class B or Class C shares. If a shareholder realizes a gain on a redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See “Taxes” below.
The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.
Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current prospectuses and this SAI. Your dealer will provide you with specific information about any processing or service fees that you may be charged.
NET ASSET VALUE
Each Fund determines its NAV of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures. For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account. Each Fund’s maximum offering price per Class A share is determined by adding the maximum sales charge to the Class A NAV. Class C shares are offered at NAV without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC). Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC. The Funds value equity securities traded on a national exchange at their last sale price on the day of valuation. The Funds value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. The Funds generally value equity securities for which no sales are reported or there is no closing price on a valuation day, and securities traded over-the-counter, at the last available bid price.
The Funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.
The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.
If market quotations or official closing prices are not readily available or if, in the opinion of the Adviser, any quotation or market price is not representative of true market value, the Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.
The Funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Funds’ custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, Eastern time) on the date of determining a Fund’s NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method that the Trustees believe accurately reflects fair value.
The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a Fund is halted and does not resume before the Fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a Fund before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any Fund’s NAV by short-term traders. While the Funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Burnham U.S. Government Money Market Fund generally uses the amortized cost valuation method of valuing portfolio securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to a Fund. The use of amortized cost valuations is subject to the following conditions: (i) the establishment of procedures reasonably designed, taking into account current market conditions and the Burnham U.S. Government Money Market Fund’s investment objective, to stabilize the NAV as computed; (ii) periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Burnham U.S. Government Money Market Fund’s net assets using amortized cost and the value of the Burnham U.S. Government Money Market Fund’s net assets based upon available indications of market value with respect to such portfolio securities; (iii) Trustee consideration of what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; (iv) the Trustees will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Burnham U.S. Government Money Market Fund’s net assets by using available market quotations, or reducing the value of interest in the Burnham U.S. Government Money Market Fund, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation; and (iv) periodic testing of the Burnham U.S. Government Money Market Fund’s ability to maintain a stable NAV based upon certain hypothetical events, including changes in short-term interest rates, changes in shareholder redemptions, downgrades of or defaults on portfolio securities, and changes of spreads between yields on appropriate benchmarks. The Trustees will from time to time review the extent of any deviation between the amortized cost value of the Fund’s portfolio and the portfolio’s NAV as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio securities before maturity to realize gains or losses or to shorten the Fund’s average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine NAV.
On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of that Fund’s shares may be significantly affected on days when a shareholder has no access to that Fund.
The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
TAXES
Each series of the Trust, including each Fund, is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected, qualified, and intends to continue to qualify for each taxable year, as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.
Each Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
In order to qualify as a regulated investment company under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships, other than qualified publicly traded partnerships, or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.
For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares. Dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends distributed by Burnham U.S. Government Money Market Fund are not expected to qualify for treatment as qualified dividend income. Dividends from net capital gain, if any, are taxable to a Fund’s shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.
Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder.
A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years of shareholders beginning after December 31, 2012.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Any dividend declared by a Fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each portfolio is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. For capital losses realized in taxable years beginning after December 23, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by a portfolio in the taxable year beginning October 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund and, as noted above, would not be distributed to shareholders.
A Fund’s investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event that it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Each Fund that invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund’s investment company taxable income (computed with regard to such loss), the resulting ordinary loss for such year may not be deductible by the Fund or its shareholders in future years.
Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though those options may not have lapsed, been closed out, sold, or exercised, or those futures or forward contracts may not have been performed, sold or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.
In some countries, restrictions on repatriation may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.
Each Fund, other than Burnham U.S. Government Money Market Fund, may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service (“IRS”). Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income that must be distributed to shareholders to avoid Fund-level tax.
If a Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund will not be able to pass through to its shareholders any credit for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds (other than Burnham U.S. Government Money Market Fund, which is not permitted to acquire foreign stock) may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund’s tax liability or maximize its return from these investments.
Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any shares of the stock of such corporations with a holding period in an unleveraged position of at least 46 days (91 days in the case of certain preferred stock), extending before and after the dividend dates and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire, or otherwise incur debt attributable to, such shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required. It is not expected that corporate shareholders of Burnham U.S. Government Money Market Fund will be eligible for the dividends-received deduction for dividends distributed by the Burnham U.S. Government Money Market Fund.
Upon a redemption (including a systematic withdrawal), exchange or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder’s tax basis in his shares.

Generally, no gain or loss should result upon a redemption of shares of Burnham U.S. Government Money Market Fund, provided that it maintains a constant NAV. With respect to the other Funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
In addition, if Class A shares, Class B shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of a Fund at NAV pursuant to the reinstatement privilege, or (2) Class A shares are exchanged for Class A shares in another Fund at NAV pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in their tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.
Any loss realized on a redemption or other disposition of shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules (e.g., the wash sale rules).
Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed. A plan participant whose retirement plan invests in a Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account (other than certain distributions from a ROTH IRA or Coverdell education savings account (Educational IRA)) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, the discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
Shareholders may be subject to 28% backup withholding on reportable payments, including dividends, capital gain distributions, and, except in the case of Burnham U.S. Government Money Market Fund, the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Non-U.S. investors may be subject to different U.S. federal income tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to make a specific designation relating to such dividends) or, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. None of the Funds expects to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.
The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.
TRUSTEES AND OFFICERS OF THE TRUST
TRUSTEES AND OFFICERS
The direction and supervision of the Trust is the responsibility of the Board. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board also reviews the various services provided by the Adviser, the subadvisers and the Administrator (as defined under “Administrator” herein) to ensure that each Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.
The Trustees and officers of the Trust, their year of birth, and their principal occupations during the past five years are set forth below. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) or until reaching the Trust’s mandatory retirement age for Trustees who are “non-interested persons” as defined under the 1940 Act (“Independent Trustees”) (or any extension granted ). The Board may grant one or more extensions of service of up to 12 months to Independent Trustees who have reached the age of retirement.
Each officer serves at the pleasure of the Board or until a successor is elected. Unless otherwise indicated, the address of each Trustee and officer for purposes of Trust business is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Unless otherwise stated, each Trustee oversees four portfolios of the Trust.
One of the seven Trustees is considered affiliated or “interested” persons under the 1940 Act (“Interested Trustees”). This category is defined as including any person who is an officer, director, or employee of the Adviser or the

Distributor. (collectively, the “Burnham Companies”), as well as anyone who — individually or otherwise — owns, controls, or has voting power over 5% or more of the securities of the Burnham Companies or of any of the Funds. Federal regulations require that Interested Trustees make up no more than 50% of any board of trustees. Currently, six of the seven Trustees are “non-interested persons,” as defined under the 1940 Act (“Independent Trustees”).
Although the Trust was formed in 1998, the dates of service shown below include any time spent as director of the Trust’s predecessor organization, Burnham Fund, Inc., which was formed in 1975.
Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

Term of
	Position	Office		Other Directorships held by
Name, Address	Held with	and Time	Principal Occupation During	Trustee During the Past 5
and Age	the Funds	Served	the Past 5 Years	Years

INDEPENDENT TRUSTEES

JOYCE E. HEINZERLING (1956)	Trustee	since 2004	Principal, Meridian Fund Advisers LLC, since 2009 (consulting firm); General Counsel, Archery Capital LLC, 2000 —2009 (private investment fund).	Director, Value Line Funds, since 2008.

SUZANNE D. JAFFE (1943)	Trustee	since 2006	Consultant, SDJ Associates, since 1997 (financial services).	Director, Axel Johnson Inc., since 1997 (industrial); Director, Research Corp., since 1997 (science grants).

DAVID L. LANDSITTEL (1940)	Trustee	since 2004	Certified Public Accountant and Independent Consultant on auditing and financial reporting, since 1997 (auditing matters).	Director and Audit Committee Chair, Molex, Incorporated, since 2005 (manufacturing); Chairman, Committee of Sponsoring Organizations (COSO), since 2009 (private sector governance); Director, CPA Endowment Fund of Illinois, since 2003 (non-profit); Director, Secretary and Treasurer, Hydrangea, Ltd., since 1999 (retail); Director, American Express Bank, Ltd., 2004-2008 (banking).

BRUCE MAC CORKINDALE	Trustee	since 2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985	N/A

JOHN C. MCDONALD (1936)	Trustee	since 1989	President, MBX, Inc. (since 1991) (telecommunications).	N/A

ROBERT F. SHAPIRO (1934)	Lead Independent Trustee	since 1989	Vice Chairman, Klingenstein, Fields & Co., LLC, since 1996 (investment management).	Director, TJX Companies, 1974 — 2010(retail); Director, Genaera, 1996 — 2009 (research).

Term of
	Position	Office		Other Directorships held by
Name, Address	Held with	and Time	Principal Occupation During	Trustee During the Past 5
and Age	the Funds	Served	the Past 5 Years	Years

INTERESTED TRUSTEES

JON M. BURNHAM (1936)	Chairman, President, Chief Executive Officer and Trustee	since 1989	Chairman and Chief Executive Officer of the Adviser since 1995 and Director of the Adviser, and Distributor since 1989.	N/A

PRINCIPAL OFFICERS

MICHAEL E. BARNA (1961)	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	since 1989	Executive Vice President, since 1997 and Assistant Secretary of the Adviser, since 1989.	N/A

THOMAS N. CALABRIA (1968)	Chief Compliance Officer	since 2006	Chief Compliance Officer of the Adviser since 2007; Vice President of the Adviser and Distributor, 2005 to Present.	N/A

RONALD M. GEFFEN (1952)	Vice President	since 1990	Managing Director of the Adviser and the Distributor, since 1990.	N/A

DEBRA B. HYMAN (1961)	Executive Vice President	since 1989	Vice President and Director of the Adviser and the Distributor, since 1989.	N/A

FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990 since 1999	First Vice President of the Adviser and the Distributor, since 1990.	N/A
BOARD STRUCTURE
The Board is comprised of seven Trustees, six of whom (86%) are Independent Trustees. The Board has appointed Mr. Burnham (an Interested Trustee) as its Chair and Chief Executive Officer. The Board has established the position of Lead Independent Trustee and has appointed Mr. Shapiro as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. These committees are chaired by, and composed entirely of, Independent Trustees. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, and the nature of its business, and is consistent with industry practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Trustees, believes the existing structure enables them to exercise effective oversight over the Funds and their operations and to access effectively the expertise and views of the Chief Executive Officer of the Adviser and Distributor.
RISK OVERSIGHT
As part of its responsibilities for oversight of the Trust and the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Advisers and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Advisers, the independent registered public accounting firm for the Funds and Administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees meet at least quarterly with the CCO outside the presence of management. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.
QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Independent Trustee
Ms. Heinzerling has served as an Independent Trustee on the Board since 2004. Her relevant experience includes being a principal of a regulatory consulting company, former general counsel to an investment adviser and director of an unaffiliated mutual fund family.
Ms. Jaffe has served as an Independent Trustee on the Board since 2006. Her relevant experience includes being president of a pension fund consulting business, director of private and public companies and a philanthropic organization, and former Deputy Comptroller of New York State and trustee of the U.S. Social Security and Medicare.
Mr. Landsittel has served as an Independent Trustee on the Board since 2004. His relevant experience includes being a Certified Public Accountant with 42 years of experience in public accounting, an independent consultant with respect to auditing and financial reporting matters and director and officer of various private and non-public entities, and a former Chairman of the Auditing Standards Board of the American Institute of Certified Public Accountants.
Mr. Mac Corkindale has served as an Independent Trustee on the Board since 2010. His relevant experience includes being a Certified Public Accountant with 38 years of experience in public accounting, an independent consultant with respect to tax, accounting and financial reporting matters and director and officer of various non-public entities.
Mr. McDonald has served as an Independent Trustee on the Board since 1989. His relevant experience includes being the founder and president of a communications research organization, and a member of various private company and educational boards.
Mr. Shapiro has served as an Independent Trustee on the Board since 1989. His relevant experience includes being a member of senior management and partner to an investment management company and director on boards of companies in various industries, including retail and medical research.
Interested Trustee
Mr. Burnham has served as an interested Trustee on the Board since 1989. His relevant experience includes being the Chairman, President, Chief Executive Officer and Trustee of the Trust, Chairman, Chief Executive Officer and Director of the Adviser and the Distributor, and the portfolio manager to the Burnham Fund.
COMMITTEES
The Board has an Audit Committee consisting of Messrs. Landsittel, Mac Corkindale and Shapiro. All of the members of the Audit Committee are Independent Trustees. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met two times during the fiscal year ended December 31, 2010.
The Board has a Nominating Committee consisting of Ms. Heinzerling, Mr. McDonald and Ms. Jaffe, each an Independent Trustee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met five times during the fiscal year ended December 31, 2010. As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy certain criteria used in evaluating candidates for independent trustee, the Board anticipates that the Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination. In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Board has a Valuation Committee consisting of Mr. Mac Corkindale, Ms. Heinzerling and Mr. Shapiro, each an Independent Trustee. The Valuation Committee has responsibility for the fair value pricing of any securities held by the Funds, as necessary. The Valuation Committee of the Board met four times during the fiscal year ended December 31, 2010. The Board and the Valuation Committee have delegated responsibility for the fair value pricing of certain securities held by the Funds that, in the Board’s judgment, are unlikely to have a material effect on a Fund’s NAV, to the Adviser’s valuation committee.
The Board has a Dividend Committee consisting of Messrs. Burnham and Barna. The Dividend Committee has responsibility for the review and declaration of each Fund’s dividends and distributions. The Dividend Committee of the Trust did not meet during the fiscal year ended December 31, 2010.
SECURITY AND OTHER INTERESTS
The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each series of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N-1A under the 1940 Act, as of December 31, 2010.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Trustee in Family of
Name of Trustee	Securities in the Funds(1)	Investment Companies
INDEPENDENT TRUSTEES

Joyce E. Heinzerling	Burnham Fund – $0 – $10,000	$10,001 – $50,000
Burnham Financial Services Fund – $0 – $10,000

Suzanne D. Jaffe	None	None

David L. Landsittel	Burnham Fund – $10,001 – $50,000	$10,001 – $50,000
Burnham Financial Services Fund – $0 – $10,000
Burnham Financial Industries Fund $10,001 – $50,000
Burnham U.S. Government Money Market Fund – $10,001 – $50,000

Bruce Mac Corkindale	Burnham Fund –$10,001 – $50,000	$50,001 – $100,000
Burnham Financial Services Fund – None
Burnham Financial Industries Fund – $50,001 – $100,000
Burnham U.S. Government Money Market Fund – None

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	by Trustee in Family of
Name of Trustee	Securities in the Funds(1)	Investment Companies
John C. McDonald	Burnham Fund – over $100,000	over $100,000
Burnham Financial Services Fund – $50,001 – $100,000
Burnham Financial Industries Fund – over $100,000
Burnham U.S. Government Money Market Fund – $50,001 – $100,000

Robert F. Shapiro	Burnham Fund – $50,001 – $100,000	over $100,000
Burnham Financial Services Fund – $50,001 – $100,000

INTERESTED TRUSTEES

Jon M. Burnham	Burnham Fund – over $100,000	over $100,000
Burnham Financial Services Fund – over $100,000
Burnham Financial Industries Fund – over $100,000
Burnham U.S. Government Money Market Fund – over $100,000

(1)	Securities “beneficially owned” as defined under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities where the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.
As of December 31, 2010, none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.
COMPENSATION OF TRUSTEES AND OFFICERS
Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.
The Trust typically pays the Independent Trustees an annual retainer and a per-meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2010, was as follows:

			Total
		Pension or	Compensation
	Aggregate	Retirement Benefits	from Registrant
Name of Person,	Compensation	Accrued as Part of	and Fund
Position	from Fund*	Trust Expenses	Complex
INDEPENDENT TRUSTEES
Joyce E. Heinzerling	$21,600	N/A	$21,600
Suzanne D. Jaffe	$20,600	N/A	$20,600
David L. Landsittel	$21,600	N/A	$21,600

			Total
		Pension or	Compensation
	Aggregate	Retirement Benefits	from Registrant
Name of Person,	Compensation	Accrued as Part of	and Fund
Position	from Fund*	Trust Expenses	Complex
John C. McDonald	$21,600	N/A	$21,600
Bruce Mac Corkindale	$0	N/A	$0
Donald B. Romans**	$21,600	N/A	$21,600
Robert F. Shapiro	$26,600	N/A	$26,600

*	Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

**	Mr. Romans resigned effective November 18, 2010.

PORTFOLIO MANAGERS
Other Accounts Managed
The following table provides information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2010.

					Number of Other Accounts and Total
					Assets for Which Advisory Fee is
		Number of Other Accounts Managed and			Performance-Based
		Total Assets by Account Type			Other
	Registered	Other Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Burnham Fund
Jon Burnham	0	0	12 accounts	0	0	12 accounts
			$85,739,021			$85,739,021
Burnham Financial Services Fund and Burnham Financial Industries Fund
Anton Schutz	0	1 account	1 account	0	1 account	1 account
		$22,940,510	$3,426,639		$22,940,510	$3,426,639
Description of Compensation
Burnham Fund — As of December 31, 2010, Jon Burnham, the portfolio manager, owns a controlling interest in the Adviser and is compensated by virtue of his ownership interest therein, which entitles him to a share of the Adviser’s profits from all sources, and receives a fixed salary and discretionary bonus for his role as Chief Executive Officer of the Adviser and its affiliates. Mr. Burnham receives no salary or bonus from the Adviser in his role as portfolio manager of the Fund.
Burnham Financial Services Fund and Burnham Financial Industries Fund — Pursuant to subadvisory agreements, the Adviser has hired Mendon Capital Advisors Corp. (“Mendon”), not individual portfolio managers, to provide investment advisory services to these Funds. For services provided to these Funds, the Adviser (and not the Funds) pays the subadviser at the rates set forth in the subadvisory agreements. Mr. Anton Schutz, the President of Mendon, has had primary day-to-day responsibility for the Funds’ respective portfolio since each Fund’s inception.
The compensation structure for Anton Schutz, the portfolio manager for these Funds, is determined by Mendon in accordance with its own internal policies, which are summarized below.
Mr. Schutz, is paid a fixed salary and receives a discretionary bonus as portfolio manager to these Funds. He participates in a discretionary defined contribution plan but receives no match for his contribution. The subadviser receives a performance fee for Burnham Financial Industries Fund (see “The Investment Adviser” section of the applicable prospectus). As a controlling shareholder of the subadviser, Mr. Schutz receives a percentage of the subadviser’s profits from the management of these Funds.
Potential Conflicts of Interest
References in this section to the Adviser include Burnham Asset Management Corporation and any subadviser that may be managing a Fund’s portfolio.
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross trading between a Fund and another account raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Ownership of Securities
The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2010.

Dollar Range of Fund Shares Beneficially Owned
Burnham Fund
Jon Burnham	over $1,000,000
Burnham Financial Services Fund
Anton Schutz	$500,001 to $1,000,000
Burnham Financial Industries Fund
Anton Schutz	$500,001 to $1,000,000
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
On April 1, 2011, the Trustees and officers, as a group (with the exception of Jon Burnham), owned approximately: less than 1% of the outstanding shares of each class of Burnham Fund; less than 1% of the outstanding shares of each class of Burnham Financial Services Fund; less than 1% of the outstanding shares of each class of Burnham Financial Industries Fund; and less than 1% of the outstanding shares of Burnham U.S. Government Money Market Fund.
As of April 1, 2011, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
NAME OF FUND	AND PERCENTAGE OWNERSHIP
Burnham Fund — Class A Shares	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
11.96%

Burnham Fund — Class B Shares	Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
19.99%

Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
16.13%

NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
NAME OF FUND	AND PERCENTAGE OWNERSHIP
Citigroup Global Markets, Inc.
333 W 34th St. 3rd Floor
New York, NY 10001
9.48%

Jerry W. Wade and
J. Teresa Wade JTWROS
Andrews, TX 79714
7.59%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-9998
6.66%

Justin Libby
Brookline, MA 02445
5.38%

Burnham Fund — Class C Shares	UBS Financial Services Inc. FBO
Lee D. Barberito
Corpus Christi, TX 78403
20.58%

RBC Capital Markets Corp. FBO
Beth Figman
Woodcliff Lake, NJ 07677
16.52%

UBS Financial Services Inc. FBO
Manti Holdings Inc.
PO Box 2907
Corpus Christi, TX 78403-2907
11.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-9998
9.66%

RBC Capital Markets Corp. FBO
Scott Figman
Woodcliff, NJ 07677
7.87%

NFS LLC FBO
Michael E. Coffey
Warren, NJ 07059
6.80%

Burnham Financial Services Fund — Class A	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
27.97%

Burnham Financial Services Fund — Class C	Merrill Lynch Pierce Fenner & Smith Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246
9.81%

NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
NAME OF FUND	AND PERCENTAGE OWNERSHIP
Burnham Financial Industries Fund — Class A	Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
28.67%

Burnham Financial Industries Fund — Class C	RBC Capital Markets Corp. FBO
Chris K. Chun and Shanel L. Chun
Rancho Palos Verdes, CA 90275
5.04%

Burnham Financial Industries Fund — Class I	NFS LLC FEBO
Paula Jeffries
Marlborough, NH 03455
41.36%

NFS LLC FBO
Janet B. Cramer
Center Harbor, NH 03226
17.13%

SEI Private Trust Co.
C/O State Street Bank
One Freedom Valley Drive
Oaks, PA 19456
12.83%

Burnham Asset Management Corp.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019
7.07%

Raymond James & Associates Inc.
FBO Dan Miller and Jane Miller
Spring Lake, MI 49456
6.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-9998
5.18%

Burnham U.S. Government Money Market Fund	Burnham Securities Inc.
1325 Avenue of the Americas 26th Floor
New York, NY 10019
99.31%
INVESTMENT MANAGEMENT AND OTHER SERVICES
INVESTMENT ADVISER
Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, was organized in 1989 in its capacity as investment adviser to the Funds’ high net worth individuals and tax-exempt institutional investors. Burnham Asset Management Corporation is a wholly-owned subsidiary of Burnham Financial Group Inc., a holding company. Jon M. Burnham owns 55% of Burnham Financial Group Inc.
Each Fund has entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.
As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

ANNUAL ADVISORY FEE (% of average daily net
FUND NAME	assets)
Burnham Fund	0.60
Burnham Financial Services Fund	0.75
Burnham Financial Industries Fund	0.90 *
Burnham U.S. Government Money Market Fund	0.40

*	Performance Fee for Burnham Financial Industries Fund. Burnham Financial Industries Fund pays an advisory fee that varies based on the performance of the Fund as compared to an index selected by the Trustees. Burnham Financial Industries Fund pays an advisory fee that ranges from 0.80% to 1.00% of average daily net assets based on the performance of the Fund as compared to the KBW Bank Index. The KBW Bank Index and the composite index are each referred to herein as the “Index.” The “Basic Fee” for Burnham Financial Industries Fund is 0.90% of the Fund’s average daily net assets. The Fund’s Basic Fee is subject to adjustment as provided below. One twelfth of the Fund’s annual Basic Fee is applied to the Fund’s average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.
The Fund’s Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period. The performance period consists of the current month and the prior 35 months (“performance period”). Each percentage point of performance difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Accordingly, the maximum annualized adjustment rate is +/-0.10 for Burnham Financial Industries Fund. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount (the “Performance Adjustment”) that is added to (or subtracted from) the Basic Fee.
The Fund’s performance is calculated based on the NAV of the Fund’s Class A shares. For purposes of calculating the Performance Adjustment, any dividends or capital gain distributions paid by the Fund are treated as if they were reinvested in Class A shares at the NAV as of the payment date. The record for the Index is based on change in value, and any dividends paid on the securities that comprise the Index are treated as if they were reinvested on the ex-dividend date.
The advisory fee paid is the dollar amount calculated for the performance period. If the investment performance of the Index during the Performance Period exceeded the performance record of the Fund, the dollar amount of the Performance Adjustment would be deducted from the Basic Fee.
Because the Performance Adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not merely whether the Fund’s performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the Fund’s cumulative performance over a longer or shorter period of time.
The Basic Fee is computed and accrued daily, the Performance Adjustment is calculated once each month and the entire advisory fee is paid monthly.

Advisory Fees Paid by each Fund:

							Adviser
							Reimbursement/(Recoupment) to
	Amount Paid to Adviser*						Fund**
Fund Name	2008		2009		2010		2008	2009	2010
Burnham Fund	$504,867		$367,712		$431,185		$41,588	$(9,253)	$(50,631)
Burnham Financial Services Fund	$425,303		$368,046		$421,427		$136,925	$52,037	$(42,874)
Burnham Financial Industries Fund	$501,069	***	$858,795	***	$1,313,175	***	$107,577	$49,113	$(103,053)
Burnham U.S. Government Money Market Fund	$1,272,492		$1,169,264		$1,114,932		$5,471	$812,687	$1,391,785

*	Amounts include advisory fees and expense recoveries after expense reimbursements and fee waivers. See below.

**	As of December 31, 2010, the amount potentially subject to recoupment by the Adviser from the Burnham Financial Services Fund, the Burnham Financial Industries Fund and the Burnham U.S. Government Money Market Fund was $194,913, $166,804 and $2,204,472, respectively.

***	Includes the Performance Fee noted above, which were paid to Mendon in the amount of $77,434, $47,321, and $35,047 for the years ended December 31, 2010, 2009 and 2008, respectively.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. Effective May 1, 2007, with respect to the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, a contractual expense limitation agreement among the Trust, on behalf of such Funds, the Adviser and/or the Distributor (the “Expense Limitation Agreement”) was adopted. The current expense limitation agreement was entered into on April 15, 2009, and the Board has approved its continuance for the period beginning on May 1, 2011. The Expense Limitation Agreement will terminate on April 30, 2012, unless it is renewed by all parties to the agreement, the Advisory Agreement of the fund is terminated, or the expense limitation agreement is otherwise terminated with the consent of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after April 30, 2012. Prior to April 15, 2009, the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each benefited from a different level of expense limitation:
Expense Limits Effective May 1, 2007 — April 15, 2009

	Class A	Class B	Class C
Burnham Fund	1.39%	2.14%	2.14%
Burnham Financial Services Fund	1.60%	2.35%	2.35%
Burnham Financial Industries Fund*	0.55%	N/A	0.55%
Expense Limits Effective April 15, 2009 — April 30, 2012

	Class A	Class B	Class C	Class I**
Burnham Fund	1.59%	2.34%	2.34%	1.34%
Burnham Financial Services Fund	1.80%	2.55%	2.55%	1.55%
Burnham Financial Industries Fund*	0.65%	N/A	0.65%	0.65%

*	Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to limit the “Other Expenses” of each class of shares of Burnham Financial Industries Fund as described in the current prospectuses. Because the Fund’s advisory fee may vary between 0.80% and 1.00% depending on the Fund’s performance, the Fund’s total net operating expenses will accordingly vary after giving effect to the expense limitation. Pursuant to the Expense Limitation Agreement, the Adviser and the Distributor have also contractually agreed to waive and/or reimburse certain advisory fees, fees pursuant to the applicable Rule 12b-1 Plan, and certain other expenses to the extent required to reduce the total annual class operating expenses of each class of shares of Burnham Fund and Burnham Financial Services Fund to the specified expense limit noted above and described in the current prospectuses.

**	Class I shares of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund were registered with the SEC on December 2, 2009 and Class I shares of the Burnham Financial Industries Fund commenced operations on December 16, 2009.

The expense caps will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business (e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding, and soliciting proxies, for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider. Any fee reduction or expense reimbursement made by the Adviser and/or the Distributor to a Fund will be subject to recovery from that Fund by the Adviser and/or the Distributor within the three year period following the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year limitation, the oldest unrecovered fee reductions and expense reimbursements will be recoverable before later reductions and reimbursements.
With respect to the Burnham U.S. Government Money Market Fund, the Adviser may from time to time voluntarily agree to waive all or a portion of its fees from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund’s total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of daily net assets of the Burnham U.S. Government Money Market Fund.
Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.
Under the Advisory Agreement, the Trust and the Funds may use the name “Burnham” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.
The Trust and the Adviser have received an exemptive order from the Commission that permits the Adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory agreement without obtaining shareholder approval of a new or amended subadvisory agreement. Pursuant to the exemptive relief, the Adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of Burnham Fund, Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund must initially grant such responsibility to the Adviser. In 2005, shareholders of Burnham Fund and Burnham U.S. Government Money Market Fund granted such responsibility to the Adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund.

SUBADVISERS
The Adviser has engaged the services of subadvisers to provide portfolio management services to certain of the Funds. For their services to these Funds, the Adviser pays each subadviser a subadvisory fee expressed as an annual percentage of the applicable Fund’s average daily net assets. These Funds have no obligation to pay subadvisory fees.

SUBADVISER	SUBADVISED FUND	SUBADVISORY FEE (%)
Mendon Capital Advisors Corp.	Burnham Financial Services Fund	0.45%
	Burnham Financial Industries Fund	Variable % (see below)
Reich & Tang Asset Management LLC	Burnham U.S. Government Money Market Fund	Less than $100 million	0.13%
		$100 million but less than $150 million	0.06%
		$150 million or more	0.04%
Mendon is the subadviser to Burnham Financial Services Fund and Burnham Financial Industries Fund. Its principal office is located at 150 Allens Creek Rd., Rochester, NY 14618. Mendon is a corporation organized in the state of Delaware. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private and public investment companies since 1996. For the fiscal years ended December 31, 2008, 2009 and 2010, Mendon was paid $255,182, $220,828 and $252,856, respectively, for its service as subadviser to Burnham Financial Services Fund. For the fiscal years ended December 31, 2008, 2009 and 2010, Mendon was paid $271,447, $480,730 and $656,587 respectively, for its service as subadviser to Burnham Financial Industries Fund.
Subadviser’s Participation in Performance Fee. The Adviser pays Mendon a subadvisory fee equal to 0.45% of Burnham Financial Industries Fund’s average daily NAV plus or minus the Performance Adjustment. Accordingly, the percentage of Mendon’s subadvisory fee for Burnham Financial Industries Fund will vary based upon the performance of the Fund relative to the performance of the Index. See Performance Fee for Burnham Financial Industries Fund above.
Reich & Tang Asset Management LLC (“Reich & Tang”) is the subadviser to Burnham U.S. Government Money Market Fund. Reich & Tang is a Delaware limited liability company with its principal office located at 600 Fifth Avenue, New York, NY 10020. Reich & Tang is wholly owned by Natixis US, part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, noncontrolling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. Reich & Tang is a registered investment adviser and has been providing investment advisory services to mutual funds and other institutional clients since 1970. For the fiscal years ended December 31, 2008, 2009, and 2010, Reich & Tang was paid $227,248, $216,926, and $129,011, respectively, for its service as subadviser to Burnham U.S. Government Money Market Fund.
Effective March 31, 2010 and pursuant to the subadvisory agreement between Reich & Tang and the Adviser, on behalf of Burnham U.S. Government Money Market Fund, the Adviser has elected to defer a portion of the subadvisory fee payable to Reich and Tang.
Codes of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser, subadvisers and Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. These codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Also, these codes of ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting Procedures. The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Trust. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting. The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser. The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.
The Adviser with the approval of the Board has contracted with Glass Lewis & Co., to provide research, make voting recommendations, assist in the preparation of Form N-PX, maintain records of votes cast and post voting records to the Funds’ website.
The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.
The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Trust (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments. The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.
A concise summary of the Adviser’s Proxy Guidelines are attached as an exhibit to this SAI.
Although many proxy proposals can be voted in accordance with the Adviser’s Proxy Guidelines, some proposals will require special consideration or will require that the Adviser make an exception to its policies. In those situations, the Adviser will make a decision on a case-by-case basis. If the Adviser determines that the costs of voting on a proposal outweigh the expected benefits, the Adviser may abstain from voting on the proposal.
If a proxy proposal raises a “potential conflict of interest,” as described in the Procedures as where the Adviser or an affiliated person of the Adviser has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Funds and that is reasonably likely to compromise the Adviser’s independence of judgment and action in voting the proxy, the Proxy Oversight Group, will resolve the conflict as follows:
•	To the extent the matter is specifically covered by the Adviser’s Proxy Guidelines and the Adviser has little or no discretion to deviate from such policies with respect to the proposal in question, the Adviser may vote in accordance with such pre-determined voting policy.

•	To the extent the matter is not covered by the Adviser’s Proxy Guidelines or the Adviser has discretion to deviate from such policy or there is no applicable pre-determined voting policy, the Adviser may: (i) disclose the conflict to the Board and obtain the Board’s consent to the proposed vote prior to voting on such proposal, (ii) engage an independent third party to determine how the proxy should be voted, or (iii) establish an ethical wall or other informational barrier between the person(s) involved in the conflict and the person(s) making the decision in order to insulate the potential conflict from the decision maker.

The Trust is required to file Form N-PX with each Fund’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. Once filed, Form N-PX for each Fund will be available without charge, upon request, by calling toll-free 1-800-874-FUND, on the Trust’s website, www.burnhamfunds.com, and on the Commission’s website at www.sec.gov.
ADMINISTRATOR
Burnham Asset Management Corp. also serves as administrator (in such capacity, the “Administrator”) to the Funds pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Funds with office space and personnel to assist the Funds in managing their affairs. The Administrator’s duties require it to supervise all aspects of the Funds’ operations not related to the Funds’ investments. For its services to the Funds, the Administrator is paid by each Fund at the following annual percentage of each Fund’s average daily net assets:

AVERAGE DAILY
NET ASSETS	ADMINISTRATION FEE
For amounts up to $150,000,000	0.150%
$150,000,000 to $300,000,000	0.125%
Over $300,000,000	0.100%
Administration Fees paid by each Fund:

	Amount Paid to Administrator
Fund Name	2008	2009	2010
Burnham Fund	$126,217	$91,928	$107,796
Burnham Financial Services Fund	$85,061	$73,609	$84,285
Burnham Financial Industries Fund	$77,670	$143,123	$218,061
Burnham U.S. Government Money Market Fund	$429,494	$402,181	$385,835
Burnham Asset Management Corporation has contracted with Brown Brothers Harriman & Co. (“BBH&Co.”) to act as sub-administrator to the Funds pursuant to a sub-administrative and trust accounting agency agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, BBH&Co. provides certain sub-administration services to the Funds, subject to the Administrator’s supervision. These services include portfolio accounting, daily valuation of portfolio securities, calculation of fund yields and/or distributions, expense accrual monitoring, preparation of board materials, tax services, compliance testing, preparation of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate records, preparation and filing of materials with the Commission (including post-effective amendments to the Trust’s registration statement), and performance of custody administration services. BBH&Co.’s compensation is based on schedules agreed on by the Administrator.
DISTRIBUTOR
Distribution Agreement. The Funds have a distribution agreement (“Distribution Agreement”) with Burnham Securities Inc. (the “Distributor”). The principal business address of the Distributor is 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. Jon M. Burnham, the Interested Trustee of the Trust, is also affiliated person of the Distributor. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers (the “Selling Brokers”), which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds that are continually offered at NAV next determined after the order is received, plus any applicable sales charge. In connection with the sale of Class A and Class C shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class C shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. Class B shares of the Funds are no longer being offered. In connection with the sale of Class I shares, the Distributor receives no compensation from sales charges. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation would be calculated as a percentage of Fund shares sold by the firm.
The table below sets forth both the aggregate amounts of sales charges paid by shareholders and the amounts received by the Distributor for each of the fiscal years ended 2008, 2009 and 2010:

DECEMBER 31, 2008		DECEMBER 31, 2009		DECEMBER 31, 2010
	Amount		Amount	Aggregate	Amount
Aggregate	Received by	Aggregate	Received by	Amount	Received by
Amount Paid*	Distributor	Amount Paid**	Distributor	Paid***	Distributor
$645,872	$645,872	$702,581	$702,581	$892,051	$892,051

*	Of the aggregate amount paid for the fiscal year ended December 31, 2008, shareholders of Burnham Fund paid $217,104, shareholders of Burnham Financial Services Fund paid $233,855 and shareholders of Burnham Financial Industries Fund paid $194,913.

**	Of the aggregate amount paid for the fiscal year ended December 31, 2009, shareholders of Burnham Fund paid $155,609, shareholders of Burnham Financial Services Fund paid $196,737 and shareholders of Burnham Financial Industries Fund paid $350,235.

***	Of the aggregate amount paid for the fiscal year ended December 31, 2010, shareholders of Burnham Fund paid $182,096, shareholders of Burnham Financial Services Fund paid $225,162, and shareholders of Burnham Financial Industries Fund paid $484,793.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Distributor received commissions and compensation from the Funds as listed in the table below:

	Net Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage	Other
Year	Commissions	Repurchases	Commissions	Compensation

2008	$72,692	$53,818	$69,500*	$0
2009	$52,305	$20,302	$77,485**	$0
2010	$38,303	$18,884	$62,465***	$0

*	Of the aggregate amount paid for the fiscal year ended December 31, 2008, Burnham Fund paid $69,500, Burnham Financial Services Fund paid $0, and Burnham Financial Industries Fund paid $0.

**	Of the aggregate amount paid for the fiscal year ended December 31, 2009, Burnham Fund paid $77,485, Burnham Financial Services Fund paid $0, and Burnham Financial Industries Fund paid $0.

***	Of the aggregate amount paid for the fiscal year ended December 31, 2010, Burnham Fund paid $62,465, Burnham Financial Services Fund paid $0, and Burnham Financial Industries Fund paid $0.

Distribution Plans. The Trust has adopted distribution plans for the Class A, Class B and Class C shares of Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plans. The Plans for the Class A shares and Class B shares are reimbursement plans. The Plan for the Class C shares is a compensation plan, which means that the amount of payments under the Plan for Class C shares is not linked to the Distributor’s expenditures and, consequently, the Distributor can make a profit under the Plan. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

Class A Plan (All Funds except Burnham U.S. Government Money Market Fund.) Pursuant to each Fund’s Class A Plan, the Fund pays the Distributor for financing activities primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Class A Plan, the Trust pays the Distributor a distribution and/or service fee at the rate of up to 0.25% per annum of the average daily NAV of the Class A shares of Burnham Fund and Burnham Financial Services Fund and at the rate of up to 0.30% per annum of the average daily NAV of the Class A shares of Burnham Financial Industries Fund.
Class B Plan (Burnham Fund and Burnham Financial Services Fund). The Class B Plan provides that the Fund shall pay to the Distributor a distribution fee equal on an annual basis of up to 0.75% of the Fund’s average daily net assets attributable to Class B shares. The distribution fee compensates the Distributor for its distribution services with respect to Class B shares. The Distributor also receives a service fee equal on an annual basis of up to 0.25% of the Fund’s average daily net assets attributable to Class B shares.
The Distributor also receives contingent deferred sales charges (“CDSCs”) attributable to Class B shares to compensate it for its distribution expenses. When a broker-dealer sells Class B shares and elects, with the Distributor’s approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.
Class C Plan (All Funds except Burnham U.S. Government Money Market Fund). Commissions on the sale of Class C shares of 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with the Distributor. The Distributor may also advance to dealers the first-year service fee payable under the Class C Plan at a rate of 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.
The Distributor will in turn pay to securities dealers which enter into a sales agreement with the Distributor a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. The Distributor or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.
The Distributor also receives CDSCs attributable to Class C shares to compensate it for its distribution expenses. When a broker-dealer sells Class C shares and elects, with the Distributor’s approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.
General. The fees paid under the Plans are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.
If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Class B shares of each Fund are no longer offered. To ensure that quality services are provided to existing investors, no changes were made to distribution and service fees paid by the Class B shares of the Funds. It is possible that at some time in the future one or more particular additional classes of shares of one or more Funds may be closed to new investments. In such circumstances, the Board will consider whether, and may determine that, it would be appropriate to continue making payments under such other Fund’s or class’ Plan(s). Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor’s actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Funds for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.
Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.
The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund’s shares, an enhancement in each Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.
For the fiscal year ended December 31, 2010, the Funds paid fees under their Rule 12b-1 Plans according to the table below.

MARKETING	PRINTING AND		BROKER-	SALES
AND	MAILING OF	UNDERWRITER	DEALER	PERSONNEL
ADVERTISING	PROSPECTUSES	COMPENSATION	COMPENSATION	COMPENSATION
$115,885	$18,083	$70,316	$634,946	$275,413
CUSTODIAN
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the custodian of the Trust’s securities and cash.
TRANSFER AGENT AND DIVIDEND PAYING AGENT
BNY Mellon Asset Servicing, located at 4400 Computer Drive Westborough, MA 01581, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.
Reich & Tang, the subadviser to Burnham U.S. Government Money Market Fund, also acts as the sub-transfer agent for the Fund. As sub-transfer agent, Reich & Tang provides shareholder account services to shareholders of the Fund. Its compensation is based on schedules agreed on by the Trust and the sub-transfer agent.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, located at 125 High St., Boston, MA 02110, is the independent registered public accounting firm for the Trust. In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.
SHARES OF BENEFICIAL INTEREST
DESCRIPTION OF THE TRUST’S SHARES
The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares only of the Funds. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of the classes of shares of the Funds described in the current prospectuses.
Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.
In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.
To guard against this risk, the Declaration of Trust:
•	contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;
•	provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and
•	provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.
Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.
The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
BROKERAGE
Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research to the extent consistent with Section 28(e) of the 1934 Act, as amended. Also, higher fees may be paid to brokers who furnish research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.
Research services might be useful and valuable to the Adviser, the subadvisers and their affiliates in serving other clients as well as the Funds. Similarly, research services obtained by the Adviser, subadvisers or their affiliates from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadvisers in carrying out their obligations to the Funds.
No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers (including the Distributor) who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.
The broker commissions paid by each Fund for the last three fiscal years are set forth in the table below.

	Brokerage Commissions Paid
Fund	2008	2009	2010
Burnham Fund	$119,669	$132,729	$121,310
Burnham Financial Services Fund	$523,904	$521,124	$338,998
Burnham Financial Industries Fund	$1,027,904	$1,404,844	$1,486,554
Burnham U.S. Government Money Market Fund	N/A	N/A	N/A
Affiliated Brokers. Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).
Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Trust, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.
A transaction will not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers. A Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge a Fund commissions for these transactions, subject to review by the Independent Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.
A broker may be affiliated with the subadviser with respect to the Fund for which the subadviser provides advice. However, with respect to the remaining Funds for which the subadviser does not provide advice, the broker may be considered unaffiliated.

At least annually, each subadviser that uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.
Information about brokerage commissions paid by the Funds to the Distributor, an Affiliated Broker, is set forth below.

2010 Commissions paid
				2010 Commissions paid	by Fund to Distributor
				by Fund to Distributor	as a percentage of Total
				as a percentage of	Dollar Amount of
				Fund’s Total	Fund’s Transactions
	Brokerage Commissions Paid			Brokerage	Involving Brokerage
	to Distributor			Commissions	Commissions
Fund	2008	2009	2010	2010	2010
Burnham Fund	$69,500	$77,485	$62,465	51%	0.08%
Only Burnham Fund paid brokerage commissions to the Distributor during the years ended December 31, 2008, 2009 and 2010.
Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund’s aggregate holdings of securities of its regular broker-dealers as of December 31, 2010 is as follows:

		Value of Fund’s
		Aggregate Holdings
Fund	Issuer	of Issuer
Burnham Fund	JPMorganChase & Co.	$1,272,600
Burnham Financial Services Fund	FBR Capital Markets Corp.	$477,500
Burnham Financial Industries Fund	JPMorganChase & Co.	$3,181,500
	FBR Capital Markets Corp.	$1,432,500
	Wells Fargo & Co.	$697,275
Burnham U.S. Government Money	N/A	N/A
Market Fund
FINANCIAL STATEMENTS
The audited financial statements of the Trust for the annual period ended December 31, 2010 are included in the Trust’s Annual Report to Shareholders dated December 31, 2010. These audited financial statements, in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods presented. You can obtain a copy of the Trust’s Annual Report dated December 31, 2010 by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this SAI. The Annual Report is incorporated by reference into this SAI by reference to the Annual Report as filed with the Commission on March 7, 2011.

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS
COMMERCIAL PAPER RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S): “PRIME-1” and “PRIME-2” are Moody’s two highest commercial paper rating categories. Moody’s evaluates the salient features that affect a commercial paper issuer’s financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:
1.	Quality of management.

2.	Industry strengths and risks.

3.	Vulnerability to business cycles.

4.	Competitive position.

5.	Liquidity measurements.

6.	Debt structures.

7.	Operating trends and access to capital markets.
     Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.
     STANDARD & POOR’S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): “A-1” and “A-2” are S&P’s two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:
1.	Liquidity ratios are adequate to meet cash requirements.

2.	Long-term senior debt is rated A or better.

3.	The issuer has access to at least two additional channels of borrowing.

4.	Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

5.	Typically, the issuer is in a strong position in a well-established industry or industries.

6.	The reliability and quality of management is unquestioned.
Relative strength or weakness of the above characteristics determine whether an issuer’s paper is rated “A-1” or “A-2”. Additionally, within the “A-1” designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.
BOND RATINGS
S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.
A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The S&P bond ratings and their meanings are:

“AAA”	Bonds rated “AAA” have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

“AA”	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

“A”	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

“BBB”	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

“BB”	Bonds rated “BB” are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B”	Bonds rated “B” are regarded as more vulnerable than obligors rated “BB,” but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC”	An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

“CC”	An obligor rated “CC” is currently highly vulnerable.
Plus (+) or Minus (-): The ratings from “AA” to “CC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings. The letter “P” indicates a provisional rating that assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” and “BBB”, commonly known as “investment-grade” ratings) are generally regarded as eligible for bank investment.

MOODY’S: The Moody’s ratings and their meanings are:

“Aaa”	Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”	Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”	Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”	Bonds which are rated “Baa” are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”	Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”	Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

“Caa”	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”	Bonds which are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

“Con.”	Bonds rated “Con.” are bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

APPENDIX B — Proxy Voting Guidelines of the Adviser

PROXY PAPER GUIDELINES

2011 PROXY SEASON

A SUMMARY OVERVIEW OF
THE GLASS LEWIS APPROACH TO
PROXY ADVICE

GLASS
LEWIS & Co.

UNITED STATES

UNITED STATES contents

Copyright 2011 Glass, Lewis & Co., LLC

I. Election of directors
BOARD OF DIRECTORS
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:
•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.
Copyright 2011 Glass, Lewis & Co., LLC

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
SEPARATION OF THE ROLES OF CHAIRMAN AND CEO
Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
Copyright 2011 Glass, Lewis & Co., LLC

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.
MAJORITY VOTING FOR THE ELECTION OF DIRECTORS
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
CLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
MUTUAL FUND BOARDS
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund’s adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.
We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.
Copyright 2011 Glass, Lewis & Co., LLC

II. Financial Reporting
AUDITOR RATIFICATION
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:
•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
AUDITOR ROTATION
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.
Copyright 2011 Glass, Lewis & Co., LLC

III. Compensation
EQUITY BASED COMPENSATION PLANS
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:
•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.
OPTION EXCHANGES
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:
•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
PERFORMANCE BASED OPTIONS
We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as
Copyright 2011 Glass, Lewis & Co., LLC

boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
LINKING PAY WITH PERFORMANCE
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.
DIRECTOR COMPENSATION PLANS
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.
ADVISORY VOTES ON COMPENSATION
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.
ADVISORY VOTES ON COMPENSATION FREQUENCY
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
LIMITS ON EXECUTIVE COMPENSATION
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
LIMITS ON EXECUTIVE STOCK OPTIONS
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Copyright 2011 Glass, Lewis & Co., LLC

IV. Governance Structure
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.
AUTHORIZED SHARES
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:
•	Stock split

•	Shareholder defenses

•	Financing for acquisitions

•	Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Copyright 2011 Glass, Lewis & Co., LLC

VOTING STRUCTURE
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
SHAREHOLDER PROPOSALS
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.
Copyright 2011 Glass, Lewis & Co., LLC

V. Environmental and Social Risk
We believe companies should actively evaluate risks to long-term shareholder value stemming from poor governance practices. In addition, we believe companies should consider their exposure to environmental and social risk, including changes in environmental or social regulation with respect to their operations, as well as related legal and reputational risks and should incorporate this exposure into their overall business risk profile. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against directors.
This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.
Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

Burnham Investors Trust
Post-Effective Amendment No. 86
PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Agreement and Declaration of Trust, dated August 20, 1998(1)

(a)	(2)	Amendment to Declaration of Trust, dated November 14, 2002(3)

(a)	(3)	Amendment to Declaration of Trust, dated August 15, 2005(8)

(a)	(4)	Amendment to Declaration of Trust, dated October 25, 2005(8)

(b)	(1)	By-Laws dated August 20, 1998, as amended on August 27, 1998(1)

(b)	(2)	Amendment to By-Laws dated November 14, 2004(7)

(b)	(3)	Amendment to By-Laws dated October 25, 2005(8)

(b)	(4)	Amendment to By-Laws dated March 9, 2006(8)

(c)		None.

(d)	(1)	Investment Advisory Agreement between the Registrant and Burnham Asset Management Corp. with respect to Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund and Burnham US Government Money Market Fund(2)

(d)	(2)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Mendon Capital Advisors Corporation with respect to Burnham Financial Services Fund(2)

(d)	(3)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Reich & Tang Asset Management, LLC with respect to Burnham U.S. Government Money Market Fund(2)

(d)	(4)	Amendment to the Investment Subadvisory Agreement between Burnham Asset Management Corp. and Reich & Tang Asset Management, LLC with respect to Burnham U.S. Government Money Market Fund(9)

(d)	(5)	Investment Advisory Agreement between the Registrant and Burnham Asset Management Corp. with respect to Burnham Financial Industries Fund(6)

(d)	(6)	Investment Subadvisory Agreement between Burnham Asset Management Corp. and Mendon Capital Advisors Corporation with respect to Burnham Financial Industries Fund(6)

(d)	(7)	Amendment to the Investment Subadvisory Agreement between Burnham Asset Management Corp. and Reich & Tang Asset Management, LLC with respect to Burnham U.S. Government Money Market Fund(14)

(e)	(1)	Amended and Restated Distribution Contract between the Registrant and Burnham Securities Inc.(6)

(e)	(2)	Amendment to Schedule I of the Amended and Restated Distribution Contract between the Registrant and Burnham Securities Inc.(13)

(f)		None.

(g)		Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.(8)

(h)	(1)	Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (now, BNY Mellon Asset Servicing)(8)

(h)	(2)	Administration Agreement between the Registrant and Burnham Asset Management Corp.(1)

(h)	(3)	Sub-administrative and trust accounting agency agreement among Burnham Asset Management, Corp., the Registrant and Brown Brothers Harriman & Co.(11)

(h)	(4)	Expense Limitation Agreement among Burnham Asset Management Corp., Burnham Securities, Inc. and the Registrant on behalf of each series of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund(12)

(h)	(5)	Amendment No. 1 to the Expense Limitation Agreement among Burnham Asset Management Corp., Burnham Securities, Inc. and the Registrant on behalf of each series of the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund(13)

(i)		Legal Opinion of Counsel.(12)

(j)		Consent of Independent Registered Public Accounting Firm, filed herein

(k)		Not applicable.

(l)		None.

(m)		Rule 12b-1 Plans for Class A, Class B and Class C shares of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund(4)

(n)		Rule 18f-3 Multiple Class Plan(13)

(o)		Reserved.

(p)	(1)	Code of Ethics applicable to Burnham Investors Trust(12)

(p)	(2)	Code of Ethics applicable to Burnham Asset Management Corp. and Burnham Securities, Inc.(11)

(p)	(3)	Code of Ethics applicable to Mendon Capital Advisors Corp.(8)

(p)	(4)	Under Rule 17j-1 of the Investment Company Act of 1940, as amended, no code of ethics is required of an investment adviser to a money market fund. As such, no code of ethics applicable to Reich & Tang Asset Management, LLC, subadviser to Burnham U.S. Government Money Market Fund has been filed herewith.

(q)	(1)	Power-of-Attorney on behalf of Joyce E. Heinzerling, Jon M. Burnham, John C. McDonald, and Robert F. Shapiro (5)

(q)	(2)	Power-of-Attorney on behalf of Suzanne D. Jaffe(8)

(q)	(3)	Power-of-Attorney on behalf of David L. Landsittel(10)

(q)	(4)	Power-of-Attorney on behalf of Bruce Mac Corkindale, filed herein

(1)	Incorporated by reference to post-effective amendment no. 67 (Accession No. 0000950117-99-000334) (filed February 18, 1999).

(2)	Incorporated by reference to post-effective amendment no. 71 (Accession No. 0000935069-01-500066) (filed April 30, 2001).

(3)	Incorporated by reference to post-effective amendment no. 73 (Accession No. 0000935069-03-000546) (filed April 30, 2003).

(4)	Incorporated by reference to post-effective amendment no. 74 (Accession No. 0000935069-04-000107) (filed January 16, 2004).

(5)	Incorporated by reference to post-effective amendment no. 75 (Accession No. 0000935069-04-000541) (filed March 31, 2004).

(6)	Incorporated by reference to post-effective amendment no. 76 (Accession No. 0000935069-04-000657) (filed April 29, 2004).

(7)	Incorporated by reference to post-effective amendment no. 77 (Accession No. 0000935069-05-000342) (filed February 25, 2005).

(8)	Incorporated by reference to post-effective amendment no. 79 (Accession No. 0001003715-06-000170) (filed on April 28, 2006).

(9)	Incorporated by reference to post-effective amendment no. 80 (Accession No. 0001003715-07-000156) (filed on May 1, 2007).

(10)	Incorporated by reference to post-effective amendment no. 81 (Accession No. 0000935069-08-001043) (filed on April 29, 2008).

(11)	Incorporated by reference to post-effective amendment no. 82 (Accession No. 0000935069-09-001136) (filed on April 30, 2009).

(12)	Incorporated by reference to post-effective amendment no. 83 (Accession No. 00009350123-09-051260) (filed on October 19, 2009).

(13)	Incorporated by reference to post-effective amendment no. 84 (Accession No. 0000950123-10-018257) (filed on March 1, 2010).

(14)	Incorporated by reference to post-effective amendment no. 85 (Accession No. 0000950123-10-042061) (filed on April 30, 2010).

Item 29.	Persons Controlled or Under Common Control with the Fund
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with, any other person.

Item 30.	Indemnification
Except for the Agreement and Declaration of Trust, dated August 20, 1998, as amended (the “Declaration of Trust”), establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
The Registrant’s trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors or omissions committed in their capacities as such.

Item 31.	Business and Other Connections of the Investment Adviser
The information required by this item is set forth in the Form ADV of the Registrant’s investment adviser, Burnham Asset Management Corp. The following sections of the Form ADV are incorporated herein by reference:
(a)	Items 1 and 2 of Part 2; and

(b)	Section IV, Business Background, of each Schedule D
The information required by this item is set forth in the Form ADV of the Registrant’s investment subadviser, Mendon Capital Advisors Corp. The following sections of the Form ADV are incorporated herein by reference:
(a)	Items 1 and 2 of Part 2; and

(b)	Section IV, Business Background, of each Schedule D
The information required by this item is set forth in the Form ADV of the Registrant’s investment subadviser, Reich & Tang Asset Management, LLC. The following sections of the Form ADV are incorporated herein by reference:

(a)	Items 1 and 2 of Part 2; and

(b)	Section IV, Business Background, of each Schedule D

Item 32.	Principal Underwriters
(a)	Burnham Securities Inc. is the principal distributor of the Registrant’s shares.

(b)	The officers and trustees of the Distributor who also serve the Registrant are as follows:

Name	Position with Distributor	Position with Registrant

Jon M. Burnham	Chair of the Board, Chief Executive Officer and Director	President, Chief Executive Officer and Chairman of the Board

Thomas Calabria	Vice President — Compliance	Chief Compliance Officer

Ronald M. Geffen	Managing Director	Vice President

Debra B. Hyman	Vice President and Director	Executive Vice President

Frank A. Passantino	First Vice President	First Vice President, Assistant Secretary and Anti-Money Laundering Officer
The principal business address of all such persons is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

(c)	No commissions or other compensation have been paid by the Registrant, directly or indirectly, to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person during the last fiscal year.

Item 33.	Location of Accounts and Records

Burnham Asset Management Corp.
1325 Avenue of the Americas, 26th Floor
New York, New York 10019
BNY Mellon Asset Servicing
4400 Computer Drive
Westborough, MA 01581-1722
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Item 34.	Management Services
The Registrant has not entered into any management related service contracts not discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings
     Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, Burnham Investors Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this post-effective amendment No. 86 to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 29th day of April, 2011.

BURNHAM INVESTORS TRUST

By:	/s/ Jon M. Burnham Jon M. Burnham
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this post-effective amendment No. 86 to the registration statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Jon M. Burnham Jon M. Burnham	President, Chief Executive Officer, Chairman and Trustee	April 29, 2011

/s/ Michael E. Barna Michael E. Barna	Executive Vice President, Chief Financial Officer and Secretary	April 29, 2011

Joyce E. Heinzerling*	Trustee	April 29, 2011

Suzanne D. Jaffe*	Trustee	April 29, 2011

David L. Landsittel*	Trustee	April 29, 2011

Bruce Mac Corkindale*	Trustee	April 29, 2011

John C. McDonald*	Trustee	April 29, 2011

Robert F. Shapiro*	Trustee	April 29, 2011

*By:	/s/ Michael E. Barna
Michael E. Barna, Attorney-in-fact under powers of attorney previously filed.

BURNHAM INVESTORS TRUST
EXHIBIT INDEX

Exhibit No.	Description

(j)	Consent of Independent Registered Public Accounting Firm

(q)(4)	Power-of-Attorney on behalf of Bruce Mac Corkindale